===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[x]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                 Viacom Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                              [LOGO OF VIACOM](R)

                                                                   June 5, 2000

Dear Stockholder:

   You are cordially invited to attend the 2000 Annual Meeting of Stockholders of Viacom Inc., which will be held at the Loews Astor Plaza Theater, 1515 Broadway, New York, New York (the entrance is located on 44th Street, west of Broadway) at 10:30 a.m. on Thursday, June 29, 2000. Holders of Class A Common Stock and Series C Preferred Stock are being asked to vote on the matters listed on the enclosed Notice of 2000 Annual Meeting of Stockholders.

   National Amusements, Inc., which owns approximately 68% of the Class A Common Stock, has advised the Company that it intends to vote its shares of Class A Common Stock for these matters. Therefore, approval is assured.

   We urge you to mark, sign and return the enclosed proxy card promptly, even if you anticipate attending in person, to ensure that your shares will be represented at the Annual Meeting. If you do attend, you will, of course, be entitled to vote your shares in person.

   If you plan to attend the Annual Meeting and hold registered shares of Class A Common Stock, you should mark the appropriate box on the enclosed proxy card and an admission ticket will be sent to you. If you beneficially hold shares of Class A Common Stock and you plan to attend the Annual Meeting, you should obtain an admission ticket in advance by sending a written request, along with proof of ownership, such as a bank or brokerage firm account statement, for beneficially owned shares to the Director--Investor Relations, Viacom Inc., 1515 Broadway, 53rd Floor, New York, New York 10036.

   Thank you, and I look forward to seeing you at the Annual Meeting.

                                          Sincerely,

                                          /s/ Sumner M. Redstone
                                          SUMNER M. REDSTONE
                                          Chairman of the Board and
                                          Chief Executive Officer

                              [LOGO OF VIACOM](R)

                             ---------------------

                                  VIACOM INC.

                         NOTICE OF 2000 ANNUAL MEETING
                              AND PROXY STATEMENT

                             ---------------------

To Viacom Inc. Stockholders:

   The Annual Meeting of Stockholders of Viacom Inc. will be held at the Loews Astor Plaza Theater, 1515 Broadway, New York, New York at 10:30 a.m. on Thursday, June 29, 2000. The principal business of the meeting will be consideration of the following matters:

  1. The election of 18 directors;

  2. The approval of the Viacom Inc. 2000 Long-Term Management Incentive
     Plan;

  3. The approval of an amendment to increase the number of shares of Class B Common Stock authorized to be issued under the Viacom Inc. 1997 Long-Term Management Incentive Plan by an additional 5 million shares;

  4. The approval of an amendment to the Viacom Inc. Senior Executive Short-Term Incentive Plan;

  5. The approval of the Viacom Inc. 2000 Stock Option Plan for Outside
     Directors;

  6. The approval of the appointment of PricewaterhouseCoopers LLP to serve as independent accountants until the 2001 Annual Meeting of Stockholders; and

  7. Such other business as may properly come before the Annual Meeting or any adjournment thereof.

                                          By order of the Board of Directors,

                                          /s/ Michael D. Fricklas

                                          MICHAEL D. FRICKLAS
                                          Secretary

June 5, 2000

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

   The enclosed Proxy is being solicited by the Board of Directors of Viacom Inc. (the "Company" or "Viacom") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on June 29, 2000. Holders of shares of the Company's Class A Common Stock, $0.01 par value ("Class A Common Stock"), and Series C Preferred Stock on the books of the Company at the close of business on May 23, 2000 are entitled to notice of and to vote at the Annual Meeting. The Company then had outstanding 137,546,323 shares of Class A Common Stock, each of such shares being entitled to one vote, 1,370,165,194 shares of non-voting Class B Common Stock, $0.01 par value ("Class B Common Stock" and, together with the Class A Common Stock, "Common Stock"), and 11,003 shares of Series C Preferred Stock, each of such shares being entitled to 100 votes. The Class A Common Stock and the Series C Preferred Stock is referred to as "Voting Stock", with each share of Common Stock having one vote per share and each share of Series C Preferred Stock having 100 votes per share.

   The enclosed Proxy may be revoked at any time prior to being voted upon by written notice to the Secretary of the Company, by submission of a Proxy bearing a later date or by voting in person at the meeting. Each valid and timely Proxy not revoked will be voted at the meeting in accordance with the instructions thereon or if no instructions are specified thereon, then the Proxy will be voted as recommended by the Board of Directors. The affirmative vote of the holders of a majority of the shares of Voting Stock present in person or represented by proxy and entitled to vote on each other proposal is required for the election of directors, the approval of the Viacom Inc. 2000 Long-Term Management Incentive Plan (the "2000 LTMIP"), the approval of the Viacom Inc. 2000 Outside Directors' Stock Option Plan (the "2000 Outside Directors' Plan"), the amendment to the Viacom Inc. 1997 Long-Term Management Incentive Plan (the "1997 LTMIP"), the amendment to the Viacom Inc. Senior Executive Short-Term Incentive Plan (the "Senior Executive STIP") and the appointment of the independent accountants. A broker non-vote with respect to the election of directors, the approval of the 2000 LTMIP, the approval of the 2000 Outside Directors' Plan, the approval of the amendment to the 1997 LTMIP, the approval of the amendment to the Senior Executive STIP and the appointment of the independent accountants will have no effect on such matters. An abstention with respect to any matter brought before the meeting will have the effect of a vote against such matter.

   As of May 23, 2000, National Amusements, Inc. ("NAI") beneficially owned approximately 68% of the Class A Common Stock and approximately 13% of the outstanding Voting Stock and Class B Common Stock on a combined basis. Sumner
M. Redstone, the controlling stockholder of NAI, is Chairman of the Board and Chief Executive Officer of the Company.

   NAI has advised the Company that it intends to vote all of its shares of Class A Common Stock in favor of the election of the 18 nominated directors and each of the proposals described in this Proxy Statement. Such action by NAI will be sufficient to elect such directors and adopt each of such proposals without any action on the part of any other holder of Voting Stock.

   The complete mailing address of the principal executive offices of the Company is 1515 Broadway, New York, New York 10036-5794. The Company intends to commence its distribution of the Proxy Statement and the Proxy on or about June 5, 2000.

                             ELECTION OF DIRECTORS

   The election of 18 directors of the Company is proposed, each to hold office for one year and until his or her successor is elected and qualified. The persons named in the enclosed Proxy will vote the shares of Voting Stock covered by such Proxy for the election of the nominees set forth below, unless instructed to the contrary. Each nominee is now a member of the Board of Directors of the Company. If, for any reason, any of said nominees becomes unavailable for election, the holders of the Proxies may exercise discretion to vote for substitutes proposed by the Board. Management has no reason to believe that the persons named will be unable to serve if elected or will decline to do so.

INFORMATION CONCERNING DIRECTORS AND NOMINEES

   Set forth below is certain information concerning each nominee for director of the Company. All of the nominees are currently directors of the Company.

          Nominee for                         Company Offices and
           Director*                        Principal Occupation**
          -----------                       ----------------------
 George S. Abrams............  Attorney associated with the law firm of Winer
  Age 68                       and Abrams in Boston, Massachusetts since 1969.
 Director since 1987           Mr. Abrams served as the General Counsel and
                               Staff Director of the United States Senate
                               Judiciary Subcommittee on Refugees from 1965
                               through 1968. He is currently a member of the
                               Boards of Trustees and Visiting Committees of a
                               number of art museums, arts-related
                               organizations and educational institutions,
                               including The European Fine Arts Foundation, the
                               Museum of Fine Arts in Boston, and the Harvard
                               University Art Museums. Mr. Abrams is a director
                               of NAI and Sonesta International Hotels
                               Corporation.

 George H. Conrades..........  Chairman and Chief Executive Officer of Akamai
  Age 61                       Technologies, Inc. since April 1999 and partner
 Director since May 2000       with Polaris Venture Partners since August 1998.
                               Mr. Conrades served as Executive Vice President
                               of GTE Corporation ("GTE") and President of GTE
                               Internetworking from 1997 to 1998. Prior to the
                               acquisition of BBN Corporation by GTE in 1997,
                               Mr. Conrades served as President and Chief
                               Executive Officer of BBN Corporation from 1994
                               to 1997 and was appointed Chairman of the Board
                               in 1995. In 1992, Mr. Conrades retired from
                               International Business Machines as Senior Vice
                               President and as a member of the Corporate
                               Management Board, after serving in various
                               management positions since 1961. Mr. Conrades is
                               a trustee of The Scripps Research Institute and
                               Ohio Wesleyan University, and is a member of the
                               interim Board of ICANN. Mr. Conrades is a
                               director of Cardinal Health, Inc. and Infinity
                               Broadcasting Corporation ("Infinity") and was a
                               director of CBS Corporation ("CBS") until the
                               merger of CBS with the Company in May 2000 (the
                               "CBS Merger").

 Philippe P. Dauman..........  Co-Chairman and Chief Executive Officer of DND
  Age 46                       Capital Partners, L.L.C., a private equity firm,
 Director since 1987           since May 2000. Mr. Dauman served as Deputy
                               Chairman of the Company from 1996 until May 2000
                               and Executive Vice President from 1994 until May
                               2000. From 1993 to 1998, Mr. Dauman also served
                               as General Counsel and Secretary of the Company.
                               Prior to that, he was a partner in the law firm
                               of Shearman & Sterling in New York, which he
                               joined in 1978. He is currently a trustee of The
                               Museum of the City of New York and a member of
                               the Board of Visitors of Columbia Law School.
                               Mr. Dauman is a director of Blockbuster Inc.
                               ("Blockbuster"), Genuity Inc., Lafarge
                               Corporation and NAI.

          Nominee for                         Company Offices and
           Director*                        Principal Occupation**
          -----------                       ----------------------
 Thomas E. Dooley............  Co-Chairman and Chief Executive Officer of DND
  Age 43                       Capital Partners, L.L.C., a private equity firm,
 Director since 1996           since May 2000. Mr. Dooley served as Deputy
                               Chairman of the Company from 1996 until May 2000
                               and Executive Vice President from 1994 until May
                               2000. From 1992 to 1994, Mr. Dooley served as
                               Senior Vice President, Corporate Development of
                               the Company. From 1993 to 1994, he also served
                               as President, Interactive Television. Prior to
                               that, he held various positions in the Company's
                               corporate and divisional finance areas. Mr.
                               Dooley is a director of Blockbuster, LaBranche &
                               Co. and Uproar Inc.

 William H. Gray III.........  President and Chief Executive Officer of The
  Age 58                       College Fund/UNCF since 1991. From 1979 to 1991,
 Director since May 2000       Mr. Gray served as a member of the United States
                               House of Representatives and as house majority
                               whip. He is a director of The Chase Manhattan
                               Bank, N.A., Electronic Data Systems Corporation,
                               Ezgov.com, MBIA Inc., Pfizer Inc., The
                               Prudential Insurance Company of America and
                               Rockwell International Corporation. Mr. Gray was
                               a director of CBS until the CBS Merger.

 Mel Karmazin................  President and Chief Operating Officer since May
  Age 56                       2000. Mr. Karmazin served as President and Chief
 Director since May 2000       Executive Officer of CBS from January 1999 until
                               the CBS Merger. He was President and Chief
                               Operating Officer of CBS from April 1998 through
                               December 1998. Mr. Karmazin joined CBS in
                               December 1996 as Chairman and Chief Executive
                               Officer of CBS Radio. In May 1997, he became
                               Chairman and Chief Executive Officer of the CBS
                               Station Group. Mr. Karmazin is also Chairman,
                               President and Chief Executive Officer of
                               Infinity where he served as President and Chief
                               Executive Officer from 1981 until its
                               acquisition by CBS in December 1996. Mr.
                               Karmazin is on the Board of Trustees for The
                               Museum of Television and Radio and is a director
                               of Blockbuster, Infinity, the New York Stock
                               Exchange, Inc. ("NYSE") and Westwood One, Inc.
                               Mr. Karmazin was a director of CBS until the CBS
                               Merger.

 Jan Leschly.................  Chairman and Chief Executive Officer of Care
  Age 59                       Capital L.L.C., a private equity firm, since May
 Director since May 2000       2000. Mr. Leschly served as the Chief Executive
                               Officer of SmithKline Beecham Corp. from 1994
                               until April 2000.
                               Mr. Leschly served as Chairman of SmithKline
                               Beecham's Worldwide Pharmaceutical business from
                               1990 to 1994 and has been a director of
                               SmithKline Beecham Corp. since 1990. Prior to
                               that, he was President and Chief Operating
                               Officer of Squibb Corporation. Before joining
                               Squibb Corporation in 1979, he served as
                               Executive Vice President and President of the
                               Pharmaceutical Division of Novo-Nordisk for
                               eight years.
                               Mr. Leschly serves on The International Advisory
                               Board of DaimlerChrysler and is a member of the
                               Business Council and Chairman of the
                               International Tennis Hall of Fame. Mr. Leschly
                               is a director of the American Express Co., The
                               Maersk Group and Ventro Corporation and was a
                               director of CBS until the CBS Merger.

          Nominee for                         Company Offices and
           Director*                        Principal Occupation**
          -----------                       ----------------------
 David T. McLaughlin.........  Chairman and Chief Executive Officer of Orion
  Age 68                       Safety Products (formerly Standard Fusee
 Director since May 2000       Corporation) since 1988. Prior to that, Mr.
                               McLaughlin served as Chairman of The Aspen
                               Institute from 1987 to 1988 and was appointed
                               President and Chief Executive Officer in 1988.
                               Mr. McLaughlin was President of Dartmouth
                               College from 1981 to 1987. He was appointed
                               Chairman and Chief Executive Officer of Toro
                               Company from 1977 to 1981, after serving in
                               various management positions at Toro Company
                               since 1970. Mr. McLaughlin became Chairman of
                               the Board of CBS in January 1999 and served as a
                               director of CBS from 1979 until the CBS Merger.
                               Mr. McLaughlin is a director of Atlas Air, Inc.,
                               Infinity and PartnerRe Ltd.

 Ken Miller..................  Vice Chairman of Credit Suisse First Boston
  Age 57                       Corporation since 1994. Mr. Miller served as
 Director since 1987           President, Chief Executive Officer of The
                               Lodestar Group, an investment firm, from 1988 to
                               1994. Prior to that, he was Vice Chairman of
                               Merrill Lynch Capital Markets. Mr. Miller is a
                               director of the New York City Investment
                               Partnership, Refugees International and the
                               United Nations Association.

 Leslie Moonves..............  President and Chief Executive Officer of CBS
  Age 50                       Television since 1998. He joined CBS as
 Director since May 2000       President, CBS Entertainment in 1995. Prior to
                               that, Mr. Moonves was President of Warner Bros.
                               Television from 1993 when Warner Bros. and
                               Lorimar Television combined operations. From
                               1989 to 1993, he was President of Lorimar
                               Television. Mr. Moonves is a member of President
                               Clinton's Advisory Committee on the Arts and he
                               is a director of the NCAA Foundation, the
                               Academy of Television Arts and Sciences
                               Foundation and the Los Angeles Free Clinic. He
                               serves on the Board of Governors of UCLA Center
                               for Communications Policy and is a trustee of
                               the National Council for Families and Television
                               and the American Film Institute. Mr. Moonves was
                               a director of CBS from July 1999 until the CBS
                               Merger.

 Brent D. Redstone...........  Director of NAI. Mr. Redstone served as Special
  Age 49                       Counsel to the law firm of Davis, Graham and
 Director since 1991           Stubbs, L.L.P. in Denver, Colorado from July
                               1998 to January 2000. He previously served as a
                               member of the Board of Directors of the American
                               Prosecutors Research Institute, located in
                               Alexandria, Virginia. He served as Assistant
                               District Attorney for Suffolk County,
                               Massachusetts from 1977 to 1991.

          Nominee for                         Company Offices and
           Director*                        Principal Occupation**
          -----------                       ----------------------
 Shari Redstone..............  President of NAI since January 2000. Prior to
  Age 46                       that, Ms. Redstone served as Executive Vice
 Director since 1994           President of NAI since 1994. She practiced law
                               from 1978 to 1993; her practice included
                               corporate law, estate planning and criminal law.
                               Ms. Redstone participated on the Executive
                               Committee at the Boston University School of Law
                               in the early 1980's. She is currently a member
                               of the Board of Directors at Combined Jewish
                               Philanthropies and Co-Chairman of the NO'AR
                               Youth Committee at Combined Jewish
                               Philanthropies. Ms. Redstone is a member of the
                               Board of Directors and Executive Committee for
                               the National Association of Theatre Owners,
                               Co-Chairman of MovieTickets.com, Inc., Chairman
                               and Chief Executive Officer of CineBridge
                               Ventures, Inc. and a member of the Board of
                               Trustees at Dana Farber Cancer Institute. She
                               also is a member of the Board of Trustees at
                               Tufts University and a member of the Advisory
                               Committee for Tufts Hillel. Ms. Redstone is a
                               director of NAI.

 Sumner M. Redstone..........  Chairman of the Board of the Company since 1987
  Age 76                       and Chief Executive Officer since 1996. Mr.
 Director since 1986           Redstone has served as Chairman of the Board of
                               NAI since 1986 and Chief Executive Officer of
                               NAI since 1967. He also served as President of
                               NAI from 1967 through 1999. He is a member of
                               the Advisory Council for the Academy of
                               Television Arts and Sciences Foundation and is
                               on the Board of Trustees for The Museum of
                               Television and Radio. Mr. Redstone served as the
                               first Chairman of the Board of the National
                               Association of Theatre Owners and is currently a
                               member of its Executive Committee. Since 1982,
                               Mr. Redstone has been a member of the faculty of
                               Boston University Law School, where he has
                               lectured on entertainment law, and since 1994,
                               he has been a Visiting Professor at Brandeis
                               University. Mr. Redstone graduated from Harvard
                               University in 1944 and received an LL.B. from
                               Harvard University School of Law in 1947. Upon
                               graduation, Mr. Redstone served as Law Secretary
                               with the United States Court of Appeals, and
                               then as a Special Assistant to the United States
                               Attorney General. Mr. Redstone is a director of
                               Blockbuster and Infinity.

 Frederic V. Salerno.........  Senior Executive Vice President and Chief
  Age 56                       Financial Officer/Strategy and Business
 Director since 1994           Development of Bell Atlantic Corporation ("Bell
                               Atlantic") since August 1997. Prior to the
                               merger of Bell Atlantic and NYNEX Corporation
                               ("NYNEX"), Mr. Salerno served as Vice Chairman--
                               Finance and Business Development of NYNEX from
                               1994 to 1997. Mr. Salerno was Vice Chairman of
                               the Board of NYNEX and President of the
                               Worldwide Services Group from 1991 to 1994. Mr.
                               Salerno is a director of Avnet Inc., The Bear
                               Stearns Companies, Inc. and The Hartford
                               Financial Services Group, Inc.

 William Schwartz............  Counsel to Cadwalader, Wickersham & Taft since
  Age 66                       1988. Mr. Schwartz also served as Vice President
 Director since l987           for Academic Affairs (the chief academic
                               officer) of Yeshiva University from 1993 to July
                               1998 and has been University Professor of Law at
                               Yeshiva University and the Cardozo School of Law
                               since 1991. He was Dean of the Boston University
                               School of Law from 1980 to 1988 and a professor
                               of law at Boston University from 1955 to 1991.
                               Mr. Schwartz was Chairman of the Board of UST
                               Corporation and is a member of the Advisory
                               Board of WCI Steel, Inc. He is an honorary
                               member of the National College of Probate
                               Judges. He served as Chairman of the Boston
                               Mayor's Special Commission on Police Procedures
                               and was formerly a member of the Legal Advisory
                               Board of the NYSE.

          Nominee for                         Company Offices and
           Director*                        Principal Occupation**
          -----------                       ----------------------
 Ivan Seidenberg.............  Chairman of the Board of Bell Atlantic since
  Age 53                       December 1998 and Chief Executive Officer since
 Director since 1995           June 1998. Mr. Seidenberg served as Vice
                               Chairman, President and Chief Operating Officer
                               of Bell Atlantic from 1997 to 1998. Prior to the
                               merger of Bell Atlantic and NYNEX, he served as
                               Chairman and Chief Executive Officer of NYNEX
                               since 1995 and before that as President and
                               Chief Executive Officer of NYNEX from January
                               1995 to March 1995. Previously, he served as
                               President and Chief Operating Officer of NYNEX
                               during 1994 and as Vice Chairman of NYNEX from
                               1991 to 1995. Mr. Seidenberg became a director
                               of NYNEX in 1991. He is a director of American
                               Home Products Corporation, Boston Properties,
                               Inc., CVS Corporation and Honeywell
                               International Inc.

 Patty Stonesifer............  Co-Chair and President of the Bill and Melinda
  Age 43                       Gates Foundation (the "Foundation") since 1999.
 Director since May 2000       From 1997 to 1999, Ms. Stonesifer served as
                               Chairwoman and President of the Gates Learning
                               Foundation until it combined with the William H.
                               Gates Foundation to form the Foundation. Prior
                               to that, Ms. Stonesifer ran her own management
                               consulting firm from 1996 to 1997. From 1988 to
                               1996, she held various senior management
                               positions at Microsoft Corporation including
                               Senior Vice President, Interactive Media
                               Division, and Senior Vice President, Consumer
                               Division. Ms. Stonesifer is a director of Alaska
                               Airlines, Inc., Amazon.com, Inc. and Kinko's
                               Inc. Ms. Stonesifer was a director of CBS until
                               the CBS Merger.

 Robert D. Walter............  Founder, Chairman and Chief Executive Officer of
  Age 54                       Cardinal Health, Inc. since 1971. He is a member
 Director since May 2000       of the Boards of Trustees of Battelle Memorial
                               Institute and Ohio University. Mr. Walter is a
                               director of Bank One Corporation and Infinity.
                               Mr. Walter was a director of CBS until the CBS
                               Merger.

---------------------
* Brent Redstone is the son of Sumner Redstone, and Shari Redstone is Sumner Redstone's daughter. None of the other nominees for director is related to any other director or executive officer of the Company by blood, marriage or adoption.

** NAI, Blockbuster and Infinity are affiliates of the Company.

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

   During 1999, the Board of Directors held six (6) regular meetings and four
(4) special meetings.

   Set forth below is certain information concerning the standing committees of the Board of Directors before and after the CBS Merger.

                    Board Committees before the CBS Merger

                                                                             Number of
                                                                             Meetings
 Committee                                      Members of Committee        During 1999
 ---------                                      --------------------        -----------
 Audit Committee.......................... Messrs. Abrams, Miller,              3
                                            Salerno*, Schwartz and
                                            Seidenberg

 Compensation Committee................... Messrs. Abrams, Miller, Brent        6
                                            Redstone, Salerno, Schwartz*
                                            and Seidenberg and Ms. Shari
                                            Redstone

 Senior Executive Compensation Committee.. Messrs. Salerno, Schwartz* and       8
                                            Seidenberg

 Governance and Nominations Committee..... Messrs. Abrams*, Dauman,             0
                                            Miller,
                                            Seidenberg and Sumner
                                            Redstone

                     Board Committees after the CBS Merger

 Committee                                    Members of Committee
 ---------                                    --------------------
 Audit Committee....................... Messrs. Conrades, Miller,
                                         Salerno*, Schwartz, Seidenberg
                                         and Walter and Ms. Stonesifer

 Compensation Committee................ Messrs. Gray, Leschly, Salerno,
                                         Schwartz* and Seidenberg and
                                         Ms. Stonesifer

 Governance and Nominations Committee.. Messrs. Abrams*, Gray, Dauman,
                                         Dooley, Karmazin, Leschly,
                                         McLaughlin, Miller and Sumner
                                         Redstone

 Officers Nominating Committee......... Mr. Karmazin

---------------------
*  Chairman

   The functions of the Audit Committee include reviewing with the independent accountants the plans and results of the annual audit, approving the audit and non-audit services by such independent accountants, reviewing the scope and results of the Company's internal auditing procedures, reviewing the adequacy of the Company's system of internal accounting controls and reviewing the annual financial statements prepared for release to stockholders and the public.

   Before the CBS Merger, the functions of the Compensation Committee included reviewing the Company's general compensation strategy (except with respect to matters entrusted to the Senior Executive Compensation Committee as described below), reviewing the terms of employment agreements for executives earning over a specified amount and administering the Company's annual bonus compensation plan and long-term compensation plans (other than the stock option program and the Senior Executive STIP), as well as its benefit plans.

   Before the CBS Merger, the functions of the Senior Executive Compensation Committee included reviewing and approving executive compensation for executive officers if their compensation was, or could become, subject to
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), including the terms of employment agreements for such executives. The Senior Executive Compensation Committee also administered the Senior Executive STIP, determining the executive officers who participated in the plan, establishing performance targets and determining specific bonuses for the participants. In addition, this Committee administered the Company's stock option plans and approved individual stock option grants.

   After the CBS Merger, the Compensation Committee will assume the functions performed by the Compensation Committee and the Senior Executive Compensation Committee before the CBS Merger and will approve executive compensation (except with respect to matters entrusted to the Officers Nominating Committee as described below). The Compensation Committee does not have the power to approve the annual compensation of any talent, as that term is commonly used in the media or entertainment industries, or of any executive whose annual cash compensation, measured as salary plus target bonus, is less than $1 million. These powers are delegated to the Officers Nominating Committee.

   During the three year period following the CBS Merger, the Officers Nominating Committee has the power, subject to the powers of the Compensation Committee, to hire, elect, terminate, change positions, allocate responsibilities and determine non-equity compensation of officers and employees, other than the Chairman, the Chief Executive Officer and Chief Operating Officer. The Officers Nominating Committee does not, however, have the power to fill the position of Chief Financial Officer, Controller or General Counsel without approval by a majority of the Board of Directors, although the Officers Nominating Committee has the power to terminate the employment of the persons holding those positions. Any action taken by the Officers Nominating Committee may be overturned by a vote of at least 14 directors.

   The functions of the Governance and Nominations Committee include addressing nominations to the Board and corporate governance issues. The Governance and Nominations Committee will consider nominees recommended by the stockholders of the Company; recommendations should be submitted to the Company, to the attention of Michael D. Fricklas, Secretary.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   Set forth below, as of May 5, 2000, is certain information concerning beneficial ownership of each equity security of the Company, Blockbuster and Infinity by (i) each director of the Company, (ii) each of the current or former executive officers whose individual compensation is disclosed in the tables that appear on subsequent pages, and (iii) current directors and executive officers of the Company as a group. Also set forth below, as of May 5, 2000, is certain information concerning beneficial ownership by holders of 5% or more of the Class A Common Stock and by the holder of the Series C Preferred Stock.

                               Beneficial Ownership of Equity Securities
                     -----------------------------------------------------------------
                                                  Number of        Option   Percent of
Name                  Title of Equity Security  Equity Shares    Shares(1)    Class
----                 -------------------------- -------------    ---------  ----------
George S. Abrams     Viacom Class A Common         14,980(2)            --     (17)
                     Viacom Class B Common         15,715(2)        45,000     (17)
                     Blockbuster Class A Common        --               --      --
                     Blockbuster Class B Common        --               --      --
                     Infinity Class A Common           --               --      --
                     Infinity Class B Common           --               --      --

George H. Conrades   Viacom Class A Common             --               --      --
                     Viacom Class B Common         28,681(3)(4)     11,293     (17)
                     Blockbuster Class A Common        --               --      --
                     Blockbuster Class B Common        --               --      --
                     Infinity Class A Common       20,000            1,500     (17)
                     Infinity Class B Common           --               --      --

Philippe P. Dauman*  Viacom Class A Common          2,121(5)            --     (17)
                     Viacom Class B Common         17,485(5)     4,040,000     (17)
                     Blockbuster Class A Common     5,000               --     (17)
                     Blockbuster Class B Common        --               --      --
                     Infinity Class A Common           --               --      --
                     Infinity Class B Common           --               --      --

Thomas E. Dooley*    Viacom Class A Common          4,226(5)            --     (17)
                     Viacom Class B Common          5,090(5)     4,014,000     (17)
                     Blockbuster Class A Common     5,000               --     (17)
                     Blockbuster Class B Common        --               --      --
                     Infinity Class A Common           --               --      --
                     Infinity Class B Common           --               --      --

Michael D. Fricklas  Viacom Class A Common             46(5)            --     (17)
                     Viacom Class B Common            913(5)        85,333     (17)
                     Blockbuster Class A Common     1,000               --     (17)
                     Blockbuster Class B Common        --               --      --
                     Infinity Class A Common           --               --      --
                     Infinity Class B Common           --               --      --

William H. Gray III  Viacom Class A Common             --               --      --
                     Viacom Class B Common         13,519(3)(4)     10,479     (17)
                     Blockbuster Class A Common        --               --      --
                     Blockbuster Class B Common        --               --      --
                     Infinity Class A Common        1,000               --     (17)
                     Infinity Class B Common           --               --      --

                                 Beneficial Ownership of Equity Securities
                       -------------------------------------------------------------------
                                                    Number of          Option   Percent of
 Name                   Title of Equity Security  Equity Shares      Shares(1)    Class
 ----                  -------------------------- -------------      ---------  ----------
 Mel Karmazin          Viacom Class A Common                --              --       --
                       Viacom Class B Common         4,440,860(6)(7) 4,620,510      (17)
                       Blockbuster Class A Common           --              --       --
                       Blockbuster Class B Common           --              --       --
                       Infinity Class A Common          50,205(8)       58,333      (17)
                       Infinity Class B Common              --              --       --

 Jan Leschly           Viacom Class A Common                --              --       --
                       Viacom Class B Common            28,210           3,572      (17)
                       Blockbuster Class A Common           --              --       --
                       Blockbuster Class B Common           --              --       --
                       Infinity Class A Common          15,000              --      (17)
                       Infinity Class B Common              --              --       --

 David T. McLaughlin   Viacom Class A Common                --              --       --
                       Viacom Class B Common            39,743(3)(4)    36,416      (17)
                       Blockbuster Class A Common           --              --       --
                       Blockbuster Class B Common           --              --       --
                       Infinity Class A Common             500              --      (17)
                       Infinity Class B Common              --              --       --

 Ken Miller            Viacom Class A Common            13,523(2)           --      (17)
                       Viacom Class B Common            13,809(2)       45,000      (17)
                       Blockbuster Class A Common           --              --       --
                       Blockbuster Class B Common           --              --       --
                       Infinity Class A Common              --              --       --
                       Infinity Class B Common              --              --       --

 Leslie Moonves        Viacom Class A Common                --              --       --
                       Viacom Class B Common            23,379(6)(9) 2,441,251      (17)
                       Blockbuster Class A Common           --              --       --
                       Blockbuster Class B Common           --              --       --
                       Infinity Class A Common          30,000              --      (17)
                       Infinity Class B Common              --              --       --

 National Amusements,
  Inc.                 Viacom Class A Common        93,658,828(10)          --     68.1%
  200 Elm Street       Viacom Class B Common       104,334,828(10)          --      7.6%
  Dedham, MA 02026     Blockbuster Class A Common  144,000,000(11)          --     82.3%
                       Blockbuster Class B Common  144,000,000(11)          --    100.0%
                       Infinity Class A Common     700,000,000(12)          --     64.0%
                       Infinity Class B Common     700,000,000(12)          --    100.0%

 Brent D. Redstone     Viacom Class A Common               -- (13)          --       --
                       Viacom Class B Common               -- (13)          --       --
                       Blockbuster Class A Common          -- (13)          --       --
                       Blockbuster Class B Common          -- (13)          --       --
                       Infinity Class A Common             -- (13)          --       --
                       Infinity Class B Common             -- (13)          --       --

 Shari Redstone        Viacom Class A Common               -- (13)          --       --
                       Viacom Class B Common               -- (13)          --       --
                       Blockbuster Class A Common          -- (13)          --       --
                       Blockbuster Class B Common          -- (13)          --       --
                       Infinity Class A Common             -- (13)          --       --
                       Infinity Class B Common             -- (13)          --       --

                                  Beneficial Ownership of Equity Securities
                        -------------------------------------------------------------------
                                                     Number of          Option   Percent of
Name                     Title of Equity Security  Equity Shares      Shares(1)    Class
----                    -------------------------- -------------      ---------  ----------
Sumner M. Redstone      Viacom Class A Common        93,658,988(10)          --     68.1%
                        Viacom Class B Common       104,334,988(10)   2,583,333      7.6%
                        Blockbuster Class A Common  144,000,000(11)          --     82.3%
                        Blockbuster Class B Common  144,000,000(11)          --    100.0%
                        Infinity Class A Common     700,000,000(12)          --     64.0%
                        Infinity Class B Common     700,000,000(12)          --    100.0%

Frederic V. Salerno     Viacom Class A Common             1,143(2)           --      (17)
                        Viacom Class B Common             1,147(2)    25,000(14)     (17)
                        Blockbuster Class A Common        5,000              --      (17)
                        Blockbuster Class B Common           --              --       --
                        Infinity Class A Common              --              --       --
                        Infinity Class B Common              --              --       --

William Schwartz        Viacom Class A Common            14,296(2)           --      (17)
                        Viacom Class B Common            14,571(2)       45,000      (17)
                        Blockbuster Class A Common           --              --       --
                        Blockbuster Class B Common           --              --       --
                        Infinity Class A Common              --              --       --
                        Infinity Class B Common              --              --       --

Ivan Seidenberg         Viacom Class A Common             1,055(2)           --      (17)
                        Viacom Class B Common             1,058(2)    22,000(14)     (17)
                        Blockbuster Class A Common        5,000              --      (17)
                        Blockbuster Class B Common           --              --       --
                        Infinity Class A Common              --              --       --
                        Infinity Class B Common              --              --       --

George S. Smith, Jr.*   Viacom Class A Common             9,169(5)           --      (17)
                        Viacom Class B Common             9,991(5)      146,666      (17)
                        Blockbuster Class A Common        1,000              --      (17)
                        Blockbuster Class B Common           --              --       --
                        Infinity Class A Common              --              --       --
                        Infinity Class B Common              --              --       --

Patty Stonesifer        Viacom Class A Common                --              --       --
                        Viacom Class B Common             5,365              65      (17)
                        Blockbuster Class A Common           --              --       --
                        Blockbuster Class B Common           --              --       --
                        Infinity Class A Common              --              --       --
                        Infinity Class B Common              --              --       --

Robert D. Walter        Viacom Class A Common                --              --       --
                        Viacom Class B Common            67,114(3)(4)    10,479      (17)
                        Blockbuster Class A Common           --              --       --
                        Blockbuster Class B Common           --              --       --
                        Infinity Class A Common          20,000           1,500      (17)
                        Infinity Class B Common              --              --       --

Capital Research and    Viacom Class A Common         8,251,800(15)          --      6.0%
Management Company
 333 South Hope Street
 Los Angeles, CA 90071

                                   Beneficial Ownership of Equity Securities
                         ---------------------------------------------------------------------
                                                      Number of            Option   Percent of
Name                      Title of Equity Security  Equity Shares         Shares(1)   Class
----                     -------------------------- -------------        ---------- ----------
Mario J. Gabelli         Viacom Class A Common       11,898,000(16)              --     8.6%
 Gabelli Funds, Inc.
 One Corporate Center
 Rye, NY 10580-1434

Gaylord Entertainment
 Company                 Viacom Series C Preferred       11,003(18)              --     100%
 One Gaylord Drive
 Nashville, TN 37214

Current directors and    Viacom Class A Common           53,020(2)(5)            --    (17)
 executive officers as a Viacom Class B Common        4,756,345(2-7)(9)  16,843,607     1.6%
 group other than        Blockbuster Class A Common      25,700                  --    (17)
 Mr. Sumner Redstone     Blockbuster Class B Common          --                  --      --
 (26 persons)            Infinity Class A Common        197,789(8)           61,333    (17)
                         Infinity Class B Common             --                  --      --

---------------------
* Messrs. Dauman and Dooley each served as Deputy Chairman and Executive Vice President of the Company until shortly before the CBS Merger and Mr. Smith served as the Senior Vice President, Chief Financial Officer of the Company until the CBS Merger.

NOTES:
 (1) Reflects shares subject to options to purchase such shares which on May 5, 2000 were unexercised but were exercisable within a period of 60 days from that date. These shares are excluded from the column headed "Number of Equity Shares".

 (2) Includes Viacom Class A Common Stock units and Class B Common Stock units credited as of January 1, 2000 to Messrs. Abrams, Miller, Salerno, Schwartz and Seidenberg pursuant to the Deferred Compensation Plan described below under which their directors' fees are converted into stock units.

 (3) Includes Viacom Class B Common Stock equivalents credited to Messrs. Conrades, Gray, McLaughlin and Walter pursuant to the CBS Deferred Compensation and Stock Plan for Directors.

 (4) Includes Viacom Class B Common Stock credited to Messrs. Conrades, Gray, McLaughlin and Walter pursuant to the CBS Deferred Compensation and Stock Plan for Directors.

 (5) Includes shares held through the Company's 401(k) Plan as of December 31, 1999.

 (6) Includes shares held through the CBS or Infinity 401(k) Plans.

 (7) Includes (i) 2,221,541 shares as to which Mr. Karmazin has sole voting power but no investment power; and (ii) 26,245 shares held by the Karmazin Foundation and 512,457 shares held by the Karmazin Charitable Lead Annuity Trust, as to which Mr. Karmazin disclaims beneficial ownership, except, in the case of the Trust to the extent of his pecuniary interest.

 (8) Includes shares held through the Infinity 401(k) Plan.

 (9) Includes 543 shares for which Mr. Moonves disclaims beneficial ownership.

(10) Except for 160 shares of each class of Common Stock owned directly by Mr. Redstone, all shares are owned beneficially by NAI. Mr. Redstone is the beneficial owner of the controlling interest in NAI and, accordingly, beneficially owns all such shares.

(11) The shares of Class B Common Stock are owned beneficially by the Company. Mr. Redstone is the beneficial owner of the controlling interest in the Company and, accordingly, beneficially owns all such shares. Each share of Blockbuster Class B Common Stock is convertible at the option of the holder thereof into one share of Blockbuster Class A Common Stock. As a result, NAI and Mr. Redstone are also deemed to beneficially own 144,000,000 shares of Blockbuster Class A Common Stock.

(12) The shares of Class B Common Stock are owned beneficially by the Company. Mr. Redstone is the beneficial owner of the controlling interest in the Company and, accordingly, beneficially owns all such shares. Each share of Infinity Class B Common Stock is convertible at the option of the holder thereof into one share of Infinity Class A Common Stock. As a result, NAI and Mr. Redstone are also deemed to beneficially own 700,000,000 shares of Infinity Class A Common Stock.

(13) Brent Redstone and Shari Redstone are stockholders of NAI and, accordingly, each has a significant indirect beneficial interest in the Company shares owned by NAI, the Blockbuster shares owned by the Company and the Infinity shares owned by the Company.

(14) Held for the benefit of Bell Atlantic since these options were granted while Messrs. Salerno and Seidenberg represented Bell Atlantic (and previously NYNEX) which held Viacom Preferred Stock. Options granted after the Viacom Preferred Stock was redeemed at the end of 1998 were awarded to these directors individually; such options have not vested.

(15) Capital Research and Management Company, an investment advisor, filed with the Securities and Exchange Commission (the "Commission") a Statement on Schedule 13G (the "Capital Statement"), dated February 10, 2000, reporting beneficial ownership as of December 31, 1999 of 8,251,800 shares of Class A Common Stock, representing approximately 6.0% of the outstanding shares of such class. The Capital Statement reported that the shares are generally held for investment and that Capital Research and Management Company has sole investment power but does not have voting power over such shares.

(16) Mario J. Gabelli and various entities, including investment companies, which he directly or indirectly controls or for which he acts as chief investment officer, filed with the Commission Amendment No. 4 to their Statement on Schedule 13D (the "Gabelli Statement"), dated January 27, 2000 reporting an aggregate beneficial ownership of 11,898,000 shares of Class A Common Stock, representing approximately 8.6% of the outstanding shares of such class. The Gabelli Statement reported that the shares are generally held for investment and that the entities reporting beneficial ownership generally have sole investment and voting power over such shares.

(17) Less than 1%.

(18) Each share of Series C Preferred Stock is convertible, at the option of the holder thereof, into 1,000 shares of Viacom Class B Common Stock.

                            DIRECTORS' COMPENSATION

   Directors of the Company who are not officers or employees of the Company or NAI or members of their immediate family ("Outside Directors") are entitled to receive the directors' fees and are eligible to participate in the Company's stock option plans described below. Messrs. Abrams, Miller, Salerno, Schwartz and Seidenberg were Outside Directors for the entire 1999 calendar year. In 1999, only Outside Directors received any compensation for services as a director.

   Directors' Fees. Outside Directors received the following fees for 1999:
(i) a quarterly retainer of $12,500 for 1999; (ii) a per meeting attendance fee of $1,500 for each Board meeting; (iii) a per meeting attendance fee of $1,500 for each meeting of the Audit Committee and of the Compensation Committee or the Senior Executive Compensation Committee; and (iv) a $7,500 annual retainer fee for the Chairman of the Audit Committee (currently Mr. Salerno), for the Chairman of the Compensation Committee (currently Mr. Schwartz) and for the Chairman of the Governance and Nominations Committee (currently Mr. Abrams). No additional fees or retainers were paid for attendance at meetings of the Senior Executive Compensation Committee held on the same day on which a meeting of the Compensation Committee was held or for the Chairman of the Senior Executive Compensation Committee.

   Deferred Compensation Plan. Since 1989, Messrs. Abrams, Miller and Schwartz have deferred payment of their retainer and attendance fees, and since the beginning of 1999, Messrs. Salerno and Seidenberg have deferred payment of their retainer and attendance fees, pursuant to the Company's unfunded Deferred Compensation Plan; these amounts are deemed invested in the number of stock units equal to the number of shares of Common Stock such amounts would have purchased when deferred. Payment will be made in a lump sum or in three or five annual installments starting seven months after their retirement, with the value of the stock units determined by reference to the fair market values of the Class A Common Stock and Class B Common Stock at that time and, in the case of installment payments, credited with interest. For 1999, the stock unit accounts of Messrs. Abrams, Miller, Salerno, Schwartz and Seidenberg were credited with 970; 869; 1,143; 984 and 1,055 Class A Common Stock units and 975; 873; 1,147; 987 and 1,058 Class B Common Stock units, respectively.

   1993 and 1994 Outside Directors' Stock Option Plans. Each Outside Director has received an annual grant of stock options to purchase 3,000 shares of Class B Common Stock since November 1994 when the Company's 1994 Outside Directors' Stock Option Plan (the "1994 Plan") was adopted. Each Outside Director who had served as an Outside Director since 1989 also received a one-time grant under the 1994 Plan in November 1994 of stock options to purchase 20,000 shares of Class B Common Stock. Messrs. Abrams, Miller, Salerno, Schwartz and Seidenberg also received a grant of non-qualified stock options to purchase 10,000 shares of Class B Common Stock when the Company's Outside Directors' Stock Option Plan (the "1993 Plan") was adopted in May 1993 or when such person was elected or appointed to the Board. The per share exercise price of each grant under the 1993 and 1994 Plans has been the closing price of a share of Class B Common Stock on the American Stock Exchange or the NYSE on the date of grant. On August 1, 1999, Messrs. Abrams, Miller, Salerno, Schwartz and Seidenberg each received an annual grant under the 1994 Plan to purchase 3,000 shares of Class B Common Stock, with a per share exercise price of $41.938 (the closing price of a share of Class B Common Stock on the NYSE on the date of grant).

   Retirement Income Plan. Outside Directors appointed or elected before January 1, 1999 were eligible to participate in the unfunded, non-qualified Retirement Income Plan established in 1989. Pursuant to this plan, such Outside Directors will receive annual payments commencing on such director's retirement equal to 100% of the amount of the annual Board retainer at the time of such retirement (not including meeting attendance fees or the annual retainer for serving as Chairman of the Audit, Compensation or Governance and Nominations Committee), provided he has served on the Board for at least three years. The Plan provides that such director or his estate will receive such annual payments for the number of years of such director's service on the Board.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   Messrs. Abrams, Miller, Brent Redstone, Salerno, Schwartz and Seidenberg and Ms. Shari Redstone were members of the Compensation Committee for the entire 1999 calendar year.

   Shari Redstone is an executive officer and director of NAI. Mr. Dauman, an executive officer of the Company through May 2000, is a director of the Company and NAI.

   George S. Abrams, a director of the Company and NAI, entered into an agreement with the Company in 1994 to provide legal and governmental consulting services for the Company. During the fiscal year ended December 31, 1999, the Company made payments to Mr. Abrams for such services in the aggregate amount of $120,000.

   Ken Miller, a director of the Company, is Vice Chairman of Credit Suisse First Boston Corporation. Credit Suisse First Boston Corporation has performed, and, in the future, is expected to perform from time to time, investment banking services for the Company.

   Brent Redstone, a director of the Company and NAI, was associated until January 2000 with the law firm of Davis, Graham and Stubbs, L.L.P. which has performed, both prior to and after Mr. Redstone became associated with the firm, and, in the future, is expected to perform from time to time, legal services for the Company.

   NAI, the Company's major stockholder, licenses films in the ordinary course of its business for its motion picture theaters from all major studios including Paramount Pictures, a division of the Company. During the fiscal year ended December 31, 1999, NAI made payments to Paramount Pictures in the aggregate amount of approximately $15,270,000 to license Paramount Pictures films. NAI licenses films from a number of unaffiliated companies and the Company believes that the terms of the licenses between NAI and Paramount Pictures were no less favorable to Paramount Pictures than licenses between unaffiliated companies and NAI were to such unaffiliated companies. The Company expects to continue to license Paramount Pictures films to NAI upon similar terms in the future.

   Mr. Redstone and NAI own an aggregate of approximately 27.3% of the common stock of Midway Games Inc. ("Midway"). During the fiscal year ended December 31, 1999, Blockbuster purchased approximately $15,740,000 of home video games from Midway. The Company believes that the terms of these purchases were no less favorable to the Company than it would have obtained from parties in which there was no such ownership interest. The Company expects to purchase video games from Midway in the future.

                            EXECUTIVE COMPENSATION

Report of the Compensation Committee and the Senior Executive Compensation Committee on Executive Compensation

   The Compensation Committee and the Senior Executive Compensation Committee (collectively, the "Committee") of the Board of Directors has furnished the following report on executive compensation for fiscal 1999.

   All members of the Compensation Committee and the Senior Executive Compensation Committee before the CBS Merger were non-employee directors. Before the CBS Merger, the Compensation Committee reviewed and approved the Company's executive compensation and the Senior Executive Compensation Committee reviewed and approved compensation for executive officers, if their compensation was, or could become, subject to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Independent compensation consultants have advised the Committee from time to time with respect to the Company's long-term incentive compensation plans since 1987.

   The objectives of the executive compensation package for the Company's executive officers (other than the Chief Executive Officer) are to:

  . Set levels of annual salary and bonus compensation that will attract and retain superior executives in the highly competitive environment of entertainment and media companies;

  . Provide annual bonus compensation for executive officers that varies with the Company's financial performance and reflects the executive officer's individual contribution to that performance;

  . Provide long-term compensation that is tied to the Company's stock price so as to focus the attention of the executive officers on managing the Company from the perspective of an owner with an equity stake; and

  . Emphasize performance-based compensation, through annual bonus compensation and long-term compensation, over fixed compensation.

   The Committee evaluated the competitiveness of its executive compensation packages based on information from a variety of sources, including information supplied by consultants and information obtained from the media or from the Company's own experience. The Committee also focused on executive compensation offered by the members of the peer group included in the performance graphs set forth on subsequent pages. At times, the Committee also evaluated compensation relative to a broader range of companies, whether or not included in such peer group, that have particular lines of business comparable to those of the Company.

Compliance with Internal Revenue Code Section 162(m)

   Section 162(m) of the Code generally limits to $1 million the federal tax deductibility of compensation (including stock options) paid in 1999 to the Company's Chief Executive Officer and the other four executive officers whose compensation is individually disclosed in the tables that appear on subsequent pages (the "named executive officers"). The tax law includes an exception to the deduction limitation for deferred compensation paid to an executive officer when he is no longer subject to Section 162(m). Performance-based compensation (including stock options) is also subject to an exception, provided such compensation meets certain requirements, including stockholder approval.

   Compensation for the Company's executive officers is comprised of base salary, annual bonus compensation, long-term compensation in the form of stock options and deferred compensation for any executive officer whose annual base salary exceeds $1 million. The annual bonus plan for most of the Company's executive officers (the "Senior Executive STIP") and the Company's stock option plans (the "LTMIP") were designed to comply with the exception for performance-based compensation. The Senior Executive STIP provides objective performance-based annual bonuses, subject to a maximum limit of eight (8) times the executive's annual salary compensation, consisting of base salary plus any deferred compensation. Long-term compensation for the Company's executive officers has been provided through grants of LTMIP stock options. It is expected that long-term compensation for future years will continue to be provided through grants of LTMIP stock options. The stockholders of the Company have approved the Senior Executive STIP and the LTMIP.

Annual Salary Compensation

   Annual salary compensation levels for executive officers are designed to be consistent with competitive practice and level of responsibility. Annual salary compensation for 1999 consisted of base salary and, for the Deputy Chairmen, deferred compensation.

Annual Bonus Compensation

   Annual bonus compensation for 1999 for the named executive officers was provided under the Senior Executive STIP. In accordance with the Senior Executive STIP and as permitted by Section 162(m) of the Code, the Senior Executive Compensation Committee established performance criteria and target awards for these executive officers. The performance criteria related to the attainment of a specified level of operating income for the Company as a whole. For this purpose, the Senior Executive STIP uses the EBITDA definition of revenues less operating expenses (other than depreciation, amortization and non-recurring charges) to define "operating income".

   The level of the Senior Executive STIP annual bonuses for 1999 for most of the Company's executive officers (other than the Chief Executive Officer and Messrs. Dauman and Dooley) was based on the determination of the Senior Executive Compensation Committee that the performance criteria established for 1999 had been achieved. The Senior Executive Compensation Committee considered a number of factors, including the role played by the executive officers in helping the Company achieve record operating results, complete the initial public offering of the Blockbuster common stock (the "Blockbuster IPO"), purchase the minority interest in Spelling held by the public (the "Spelling Purchase") and take steps toward effectuating the CBS Merger, and awarded the annual bonuses set forth in the Summary Executive Compensation Table.

   Pursuant to agreements entered into with the Company on September 6, 1999, Messrs. Dauman and Dooley, the Deputy Chairmen and Executive Vice Presidents of the Company, resigned from the Company shortly before the CBS Merger. The terms of these agreements are described below under "Employment and Severance Agreements". In accordance with the terms of these agreements and in consideration of the crucial role played by these executives in helping the Company achieve its record operating results for 1999, complete the Blockbuster IPO and the Spelling Purchase, and effect the CBS Merger, the Senior Executive Compensation Committee awarded the annual bonuses to these executives set forth in the Summary Executive Compensation Table.

   Annual bonus compensation for the Company's executive officers not participating in the Senior Executive STIP was provided under the Company's Short-Term Incentive Plan based on individual performance and the Company's financial performance.

Long-Term Compensation

   The Committee believes that the use of equity-based long-term compensation plans appropriately links executive interests to enhancing stockholder value.

   Annual grants of LTMIP stock options for Class B Common Stock are generally awarded to the Company's executive officers in August of each year. The grants of LTMIP stock options for Class B Common Stock awarded to the Company's executive officers (other than the Chief Executive Officer and Messrs. Dauman and Dooley) in August 1999 represented such executives' grants for 1999 and 2000; these stock options have an extended vesting period of five years. The $41.938 exercise price of the 1999/2000 stock options grants was set at the fair market value of the Class B Common Stock on the date of grant. The stock options have a ten-year term from the date of grant.

   The size of the grant to each executive was within the range assigned to the executive's relative level of responsibility. In determining the amounts awarded, the Senior Executive Compensation Committee considered the amounts awarded in prior years, as adjusted for changes in responsibility and the provisions of executives' employment agreements.

   Consistent with the terms of their employment agreements, Messrs. Dauman and Dooley did not receive a stock option grant in 1999.

Chief Executive Officer's Compensation

   Mr. Redstone, the Chairman of the Board, Chief Executive Officer and controlling stockholder of the Company, waived payment of any salary or bonus compensation for his services as Chief Executive Officer of the Company for the period prior to the CBS Merger. Mr. Redstone did not receive a stock option grant in 1999.

   The Company entered into an employment agreement with Mr. Redstone to serve as its Chairman and Chief Executive Officer after the CBS Merger. The terms of that agreement are described below under "Employment and Severance Agreements". Effective upon the CBS Merger, Mr. Redstone received a grant of options to purchase 2 million shares of Class B Common Stock that vest in three equal annual installments.

 Members of the             Members of the Senior Executive
 Compensation Committee*:   Compensation Committee*:

 George S. Abrams           Frederic V. Salerno
 Ken Miller                 William Schwartz, Chairman
 Brent D. Redstone          Ivan Seidenberg
 Shari Redstone
 Frederic V. Salerno
 William Schwartz, Chairman
 Ivan Seidenberg

---------------------
*Members of the Compensation Committee and the Senior Executive Compensation
 Committee before the CBS Merger.

                     Summary Executive Compensation Table

   The following table sets forth information concerning total compensation for the Chief Executive Officer and the four most highly compensated executive officers of the Company who served in such capacities during 1999 for services rendered to the Company during each of the last three fiscal years.

                                                                       Long-Term
                                                                      Compensation
                                       Annual Compensation (1)           Awards
                                ------------------------------------- ------------
   Name and Principal                                                  Securities
Position at End of Fiscal                              Other Annual    Underlying     All Other
          1999*            Year   Salary     Bonus    Compensation(2)  Options(3)  Compensation(4)
-------------------------  ---- ---------- ---------- --------------- ------------ ---------------
Sumner M. Redstone         1999 $        0 $        0    $114,042              0     $         0
 Chairman, Chief           1998          0          0          --      4,000,000               0
 Executive Officer         1997          0          0          --      1,500,000               0

Philippe P. Dauman         1999  1,881,000  8,119,000          --              0      33,702,773(5)
 Deputy Chairman,          1998  1,710,000  6,000,000          --      2,000,000         103,288
 Executive Vice President  1997  1,100,000  2,750,000          --        600,000          73,530

Thomas E. Dooley           1999  1,881,000  8,119,000          --              0      33,698,435(5)
 Deputy Chairman,          1998  1,710,000  6,000,000          --      2,000,000         103,288
 Executive Vice President  1997  1,100,000  2,750,000          --        600,000          73,530

Michael D. Fricklas        1999    600,000    750,000          --        110,000          18,750
 Senior Vice President,    1998    529,711    550,000          --              0          18,750
 General Counsel and       1997    471,250    300,000          --        120,000          17,976
 Secretary

George S. Smith, Jr.       1999    662,500    750,000          --        120,000          22,000
 Senior Vice President,    1998    612,500    475,000          --              0          22,000
 Chief Financial Officer   1997    562,500    300,000          --        160,000          21,558

---------------------
 * Messrs. Dauman and Dooley each served as Deputy Chairman and Executive Vice President of the Company until shortly before the CBS Merger and Mr. Smith served as the Senior Vice President, Chief Financial Officer of the Company until the CBS Merger. Mr. Fricklas has been promoted to Executive Vice President, General Counsel and Secretary of the Company.

NOTES:

(1) Mr. Redstone waived payment of salary and bonus compensation for his services as Chief Executive Officer during 1999, 1998 and 1997. Annual compensation for the other named executives includes the following amounts of compensation deferred under the Company's 401(k) and Excess 401(k) Plans and for Messrs. Dauman and Dooley pursuant to their employment agreements: for Mr. Dauman for 1999 in the amount of $1,231,000, for 1998 in the amount of $897,500 and for 1997 in the amount of $219,500; for Mr. Dooley for 1999 in the amount of $1,619,571, for 1998 in the amount of $1,351,071 and for 1997 in the amount of $449,270; for Mr. Fricklas for 1999 in the amount of $115,477, for 1998 in the amount of $82,365 and for 1997 in the amount of $66,085; and for Mr. Smith for 1999 in the amount of $56,750, for 1998 in the amount of $45,606 and for 1997 in the amount of $43,115.

(2) In accordance with the rules of the Securities and Exchange Commission, amounts totaling less than $50,000 have been omitted. Amounts included in Other Annual Compensation for Mr. Redstone for 1999 relate to non-business use of Company aircraft.

(3) The 1999 grants for Messrs. Fricklas and Smith represented their entire annual grant for calendar years 1999 and 2000. The 1998 special grants for Messrs. Redstone, Dauman and Dooley were awarded in lieu of annual grants for the next five years (i.e., 1999-2003) in connection, in the case of Messrs. Dauman and Dooley, with their entering into new five year employment agreements. The 1997 grants for Messrs. Redstone, Dauman, Dooley, Fricklas and Smith represented their entire annual grant for calendar years 1997 and 1998. Mr. Redstone received a grant in January 1997 which represented his annual grant for 1996.

(4) The Company maintains a program of life and disability insurance which is generally available to all salaried employees on the same basis. In addition, during 1999, the Company maintained for Messrs. Dauman and Dooley certain supplemental life insurance benefits. All Other Compensation includes premiums paid by the Company for this supplemental coverage for 1999 for each of Messrs. Dauman and Dooley of $25,788; the Company's matching contributions under its 401(k) Plan for each of Messrs. Dauman, Fricklas and Smith of $4,000 and for Mr. Dooley of $3,571; credits for the Company's matching contributions under its Excess 401(k) Plan for 1999 for Mr. Dauman of $55,750, for Mr. Dooley of $56,178, for Mr. Fricklas of $14,750 and for Mr. Smith of $18,000; and credits for the Company's matching contributions for compensation deferred pursuant to their employment agreements for 1999 for each of Messrs. Dauman and Dooley of $22,025.

(5) Includes the one-time cash payment to Messrs. Dauman and Dooley of $33,595,210 and $33,590,872, respectively, that represents payment of all amounts that would have been payable under their employment agreements through December 31, 2003, and a $5,000,000 transaction bonus. These amounts do not include payouts of their deferred compensation accounts and their accounts in the Company's Excess 401(k) Plan. The terms of their employment and severance agreements are described below under "Employment and Severance Agreements".

                         Option Grants in Fiscal 1999

   The following table sets forth certain information with respect to executive stock options to purchase shares of Class B Common Stock awarded during 1999 to the named executives. The table includes a column designated "Grant Date Present Value". The calculation in that column is based on the Black-Scholes option pricing model adapted for use in valuing executive stock options. There is no way to anticipate what the actual growth rate of the Class B Common Stock will be.

                                               Individual Grants
                         --------------------------------------------------------------
                         Number of Shares of    % of Total
                         Class B Common Stock Options Granted                           Grant Date
                              Underlying      to Employees in Exercise Price Expiration  Present
Name                          Options(1)        Fiscal 1999     ($/Share)       Date     Value(2)
----                     -------------------- --------------- -------------- ---------- ----------
Sumner M. Redstone......             0                0             --           --         --

Philippe P. Dauman......             0                0             --           --         --

Thomas E. Dooley........             0                0             --           --         --

Michael D. Fricklas.....       110,000               (3)         $41.938      8/1/2009  $2,195,600

George S. Smith, Jr. ...       120,000               (3)          41.938      8/1/2009   2,395,200

---------------------
NOTES:

(1) These grants were awarded to Messrs. Fricklas and Smith on August 1, 1999 for calendar years 1999 and 2000 and vest in one-quarter increments on August 1, 2001, August 1, 2002, August 1, 2003 and August 1, 2004.

(2) Based on the Black-Scholes option pricing model adapted for use in valuing executive stock options. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. There is no assurance that the value realized by an executive will be at or near the value estimated by the Black-Scholes model. The grant date values presented in the table were determined in part using the following assumptions. No adjustments were made for non-transferability or risk of forfeiture.

     Expected volatility..............................................    29.70%
     Risk-free rate of return.........................................     6.21%
     Dividend yield...................................................     0.00%
     Time of exercise................................................. 7.5 years

  The approach used in developing the assumptions upon which the Black-Scholes valuation was done is consistent with the requirements of the Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation".

(3) Less than 1%.

                  Aggregated Option Exercises in Fiscal 1999
                  and Value of Options at End of Fiscal 1999

   The following table sets forth as to the Chief Executive Officer and the named executive officers information with respect to option exercises during 1999 and the status of their options on December 31, 1999.

                                                            Number of Securities
                                                           Underlying Unexercised      Value of Unexercised
                            Number of                          Options as of         In-the-Money Options as
                            Securities                      December 31, 1999(1)       of December 31, 1999
                             Acquired                    -------------------------- --------------------------
Name                       on Exercise    Value Realized Exercisable Nonexercisable Exercisable Nonexercisable
----                     ---------------- -------------- ----------- -------------- ----------- --------------
Sumner M. Redstone......                0   $       0     1,916,665    5,583,335    $79,525,973  $187,505,277

Philippe P. Dauman......                0           0     1,323,332    2,716,668     54,664,738    91,117,762

Thomas E. Dooley(2).....   8,000 A Shares     482,250     1,297,332    2,716,668     55,052,113    91,117,762
                           8,000 B Shares

Michael D. Fricklas.....  50,000 B Shares   1,405,000        85,333      216,667      3,486,736     6,817,514

George S. Smith, Jr..... 108,000 B Shares   3,374,732       326,666      263,334     13,617,471     8,644,404

-------------------
NOTES:

(1) The options are for shares of Class B Common Stock.

(2) Mr. Dooley exercised options during 1999 that were due to expire on August 1, 1999.

                              Pension Plan Table

                                                      YEARS OF SERVICE
                                             -----------------------------------
Remuneration                                    15       20       25       30
------------                                 -------- -------- -------- --------
$150,000.................................... $ 36,896 $ 49,194 $ 61,493 $ 73,791

 300,000....................................   76,271  101,694  127,118  152,541

 450,000....................................  115,646  154,194  192,743  231,291

 600,000....................................  155,021  206,694  258,368  310,041

 750,000....................................  194,396  259,194  323,993  388,791

 900,000....................................  233,771  311,694  389,618  467,541

   Under the terms of the Company's Pension Plan and the Company's Excess Pension Plan (collectively, the "Pension Plans") for certain higher compensated employees, an eligible employee will receive a benefit at retirement that is based upon the employee's number of years of benefit service and average annual compensation (salary and bonus) for the highest 60 consecutive months out of the final 120 months. Such compensation is limited to $750,000 per year or, if greater, the executive's base salary as of December 31, 1995. The benefits under the Company's Excess Pension Plan are not subject to the Internal Revenue Code provisions that limit the compensation used to determine benefits and the amount of annual benefits payable under the Company's Pension Plan. The foregoing table illustrates, for representative average annual pensionable compensation and years of benefit service classifications, the annual retirement benefit payable to employees under the Pension Plans upon retirement in 1999 at age 65, based on the straight-life annuity form of benefit payment and not subject to deduction or offset.

   The number of years of benefit service that have been credited for Messrs. Dooley, Fricklas and Smith are 20, 5.5 and 23, respectively. Mr. Dauman has been credited with 6 years of service under the Company's Pension Plan; however, the benefits payable under the Company's Excess Pension Plan will be calculated as though he had 20 years of credited service.

                              Performance Graphs

   The following graphs compare the cumulative total stockholder return on the Class A Common Stock and the Class B Common Stock with the cumulative total return on the companies listed in the Standard & Poor's 500 Stock Index and a peer group of companies identified below. The total return data was obtained from Standard & Poor's Compustat Services, Inc.

   The performance graph in Exhibit I assumes $100 invested on December 31, 1994 in each of the Class A Common Stock, the Class B Common Stock, the S&P 500 Index and the Peer Group, including reinvestment of dividends, through the fiscal year ended December 31, 1999.

   NAI acquired control of the Company in June 1987. The performance graph in
Exhibit II assumes $100 invested on December 31, 1987 in each of the Class A Common Stock, the S&P 500 Index and the Peer Group, including reinvestment of dividends, through the fiscal year ended December 31, 1999. The cumulative total stockholder return on the Class B Common Stock assumes the investment in Class B Common Stock as of June 18, 1990 (the first date on which the Class B Common Stock was publicly traded) of an amount equal to the cumulative total stockholder return on the Class A Common Stock as of that date ($302.78).

   Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following performance graphs and the Report of the Compensation Committee and the Senior Executive Compensation Committee on Executive Compensation set forth above shall not be incorporated by reference into any such filings.

                                   Exhibit I

                    Total Cumulative Stockholder Return for

                   Five-Year Period Ending December 31, 1999


                           [LINE GRAPH APPEARS HERE]


==============================================================================
December 31,          1994      1995      1996      1997      1998      1999
------------------------------------------------------------------------------
Class A Common       100.00    111.11     82.88     98.20    176.73    290.39
------------------------------------------------------------------------------
Class B Common       100.00    116.26     85.58    101.69    181.60    296.63
------------------------------------------------------------------------------
S&P 500              100.00    137.44    168.92    225.34    289.74    350.70
------------------------------------------------------------------------------
Peer Group*          100.00    123.03    136.74    188.93    239.84    276.03
==============================================================================

* The Peer Group consists of the following companies: BHC Communications, Inc.; The Walt Disney Company; Gaylord Entertainment Co.; The News Corp. Ltd.
  (ADRs); The Seagram Company, Ltd.; Time Warner Inc. and Tribune Company. King World Productions, Inc., which was previously included in the Peer Group, has been deleted because it was acquired by CBS Corporation in November 15, 1999 and, as a result, this security was no longer pubicly traded on December 31, 1999.

                                  Exhibit II

                    Total Cumulative Stockholder Return for

                  Twelve-Year Period Ending December 31, 1999


                           [LINE GRAPH APPEARS HERE]


========================================================================
December 31,      1987    1988    1989   6/18/90  1990    1991    1992
------------------------------------------------------------------------
Class A Common   100.00  171.72  317.24          286.41  373.70  480.08
------------------------------------------------------------------------
Class B Common                           302.78  273.61  379.17  465.28
------------------------------------------------------------------------
S&P 500          100.00  116.50  153.30          148.52  193.58  208.31
------------------------------------------------------------------------
Peer Group*      100.00  113.29  162.56          135.69  168.40  201.63
========================================================================

==========================================================================
December 31,      1993    1994    1995    1996    1997    1998     1999
--------------------------------------------------------------------------
Class A Common   533.27  454.17  504.63  376.32  445.86  802.41  1,318.49
--------------------------------------------------------------------------
Class B Common   498.61  452.78  526.39  387.37  460.27  821.96  1,342.62
--------------------------------------------------------------------------
S&P 500          229.21  232.32  319.31  394.41  526.15  676.52   818.86
--------------------------------------------------------------------------
Peer Group*      239.13  227.33  279.69  310.86  429.50  545.24   627.07
==========================================================================

* The Peer Group consists of the following companies: BHC Communications, Inc.; The Walt Disney Company; Gaylord Entertainment Co.; The News Corp. Ltd.
  (ADRs); The Seagram Company, Ltd.; Time Warner Inc. and Tribune Company. King World Productions, Inc., which was previously included in the Peer Group, has been deleted because it was acquired by CBS Corporation in November 15, 1999 and, as a result, this security was no longer pubicly traded on December 31, 1999.

                      EMPLOYMENT AND SEVERANCE AGREEMENTS

   Mr. Redstone, the Chairman of the Board, Chief Executive Officer and controlling stockholder of the Company, did not receive salary and bonus compensation for his services as Chief Executive Officer for the period through the CBS Merger. The Company entered into an employment agreement with Mr. Redstone to serve as its Chairman and Chief Executive Officer after the CBS Merger. Under that agreement, Mr. Redstone receives a salary of $1 million per annum and annual bonus compensation, with an established target bonus of $5 million and a maximum bonus of $10 million for calendar year 2000, prorated to reflect the actual number of days that the agreement is in effect during the year 2000. The target and maximum bonus amounts increase by 10% annually through 2003. Mr. Redstone will also receive deferred compensation of $2 million during calendar year 2000, prorated to reflect the number of days the agreement is in effect during the year 2000, thereafter to be increased annually by 10% of his salary and deferred compensation for the preceding year. Effective upon the CBS Merger, he received a grant of options to purchase 2 million shares of Class B Common Stock that vest in three equal annual installments.

   Messrs. Dauman and Dooley entered into employment agreements during 1998 which provided that they would each be employed as Deputy Chairman and Executive Vice President of the Company until December 31, 2003, at a salary of $1 million per annum. The agreements provided that each executive would also receive deferred compensation, payable the year after he ceases to be an executive officer of the Company, in an amount equal to $881,000 for 1999, $1,069,000 for 2000 and no less than $1,069,000 per year for 2001-2003. The target bonus for each executive for each calendar year during the employment term was set at 250% of his salary and deferred compensation for such year. Each executive was provided with $5 million of life insurance during the employment term.

   Pursuant to agreements entered into with the Company on September 6, 1999, Messrs. Dauman and Dooley resigned from the Company shortly before the CBS Merger. After their resignation, each received a one-time cash payment equal to the amount that would have been payable under their employment agreements through their original terms, or December 31, 2003, payouts of all deferred compensation accounts and the balance of their accounts under the Company's Excess 401(k) Plan, and a transaction bonus in the amount of $5 million. The amounts of the payments that Messrs. Dauman and Dooley received are set forth in the Summary Executive Compensation Table above.

   The severance agreements provided that Messrs. Dauman and Dooley were entitled to receive bonus compensation for 1999 equal to the greatest of (i) 110% of their respective bonuses received for 1998, (ii) amounts which, when added to their salary and deferred compensation payable for 1999, would produce the highest 1999 total cash compensation paid to any other executive officer of the Company or any of its affiliates, and (iii) such higher amounts as the Board of Directors determines is appropriate to compensate each executive for his contribution to the Company in 1999.

   All equity-based compensation awards previously granted to Messrs. Dauman and Dooley vested on the effective date of their resignation and each stock option will continue to be exercisable in accordance with its terms until December 31, 2003, subject to their compliance with the provisions of their agreements. In addition, the Company will provide each of Messrs. Dauman and Dooley with an office that is comparable in quality and size to the office the executive had prior to the termination of his employment at a location of his choice in midtown Manhattan, subject to the Company's approval, and a secretary until December 31, 2003, or until he obtains full time employment, if earlier.

   Messrs. Dauman and Dooley will continue to participate in all savings, retirement, welfare and fringe benefit plans of the Company, or will receive the cash equivalent of these benefits with an income tax gross up, through December 31, 2003, or, with respect to any welfare benefit, the date on which they become entitled to comparable benefits through a subsequent employer, if earlier. Mr. Dauman also received all additional service credit necessary to provide him with 20 years of service under any Company plans for which that credit would entitle him to additional benefits.

   The agreements provide for a gross-up payment to be made to Messrs. Dauman and Dooley to eliminate the effects of any possible imposition under the Internal Revenue Code of the "golden parachute" excise tax on any payment or benefit they receive under their agreements or otherwise. Messrs. Dauman and Dooley will be bound by restrictive covenants, including a noncompetition covenant that applies for one year following the termination of their employment.

   Mr. Fricklas' employment agreement provides that he will be employed as Senior Vice President, General Counsel and Secretary of the Company until December 31, 2001, at a salary of $600,000 for 1999, with $50,000 annual increases. Mr. Fricklas has been promoted to Executive Vice President, General Counsel and Secretary of the Company. Mr. Fricklas' target bonus is set at 50% of his base salary. In the event of the termination of Mr. Fricklas' employment without "cause" or voluntary termination for "good reason", as these terms are defined in his agreement, during the employment term, he will be entitled to receive salary and target bonus for the balance of the employment term, subject to mitigation after the first twelve months, and his stock options (including options that would have vested during the employment term) shall remain exercisable for six months following the date of termination (but not beyond the expiration of such stock options).

   Mr. Smith's employment agreement provided that he would be employed as Senior Vice President, Chief Financial Officer of the Company until March 31, 2001. His salary of $675,000 for the twelve month period ended March 31, 2000 was increased to $725,000 for the succeeding twelve month period. Mr. Smith's target bonus was set at 50% of his base salary.

   Mr. Smith resigned as Senior Vice President, Chief Financial Officer of the Company on the date of the CBS Merger. He will remain employed by the Company as a Financial Consultant until December 15, 2000 and will receive a salary of $2,000 per month. When his employment terminates, he will receive the compensation and benefits provided to Senior Vice Presidents whose employment terminates as a result of the CBS Merger described below.

   The Company has adopted an executive severance plan covering ten Senior Vice Presidents, including Messrs. Fricklas and Smith, and two Vice Presidents, that became effective on September 6, 1999 and will continue in effect for one year from the date of the CBS Merger. The benefits provided under this plan are conditioned on the participant's execution of a release in favor of the Company and replace the severance benefits provided to participants under their employment agreements with the Company and any other severance plan, program, policy or arrangement of the Company.

   Upon a termination of a participant's employment by the Company without "cause" or by the participant for "good reason", as those terms are defined in the executive severance plan, the Company will pay each participant a one-time cash payment equal to the sum of any earned, unpaid base salary, automobile allowance, vacation pay and pro-rated bonus through the date of termination and the base salary, target bonus, prorated for partial years, and automobile allowance the participant would have earned for three years. These payments will be made assuming increases in base salary and bonus compensation consistent with the participant's existing employment agreement and, after the expiration of such agreement, at an annualized rate consistent with the last regular increase under the agreement.

   All equity-based compensation awards previously granted to a participant will vest on the date of the participant's involuntary termination, and each stock option will continue to be exercisable in accordance with its terms, for three years or through the option's original expiration date, if earlier.

   Additionally, for three years following termination, each participant will be entitled to participate in the Company's medical, dental and life insurance plans until the participant secures full-time employment that provides the participant with comparable coverage, and will either be provided with car insurance or be reimbursed for car insurance. On the date of termination, the participant will be credited with three years of additional age and service for all purposes under all of the Company's qualified and non-qualified retirement plans. For a period of one year following termination, or, if earlier, until the participant secures full-time employment, the participant will be provided with an office comparable in both quality and size to the office the participant had prior to the participant's termination, at a location of the participant's choice, subject to the Company's consent. The Company will bear the cost of relocating the participant and will provide the participant with a secretary.

   The executive severance plan provides for a gross-up payment to be made to the participant to eliminate the effects of the imposition under the Internal Revenue Code of the "golden parachute" excise tax, if any, on any payment or benefit the participant may receive under the executive severance plan or otherwise. Each participant will continue to be bound by the non-solicitation, non-disparagement, confidentiality and cooperation with litigation covenants in the participant's existing employment agreement, but the non-competition covenant in each of the existing agreements will be waived by the Company.

                              RELATED TRANSACTION

   In November 1995, the Company entered into an agreement with Gabelli Asset Management Company ("GAMCO") providing that GAMCO would manage certain assets in the Company's pension plan. For the fiscal year ended December 31, 1999, the Company paid GAMCO approximately $342,249 for such investment management services. GAMCO is expected to continue to provide such investment management services in the future. The Company entered into the arrangement with GAMCO prior to GAMCO's disclosure of its interest in the Company. The Company believes that the terms of the agreement with GAMCO are no less favorable to the Company than it could have obtained from an unaffiliated party.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and the NYSE. Executive officers, directors and greater than 10% stockholders are required by the Exchange Act to furnish the Company with copies of all Section 16(a) forms they file. Based upon the Company's compliance program, as well as a review of the copies of such forms furnished to the Company, or written representations that no Form 5's were required, the Company believes that during 1999, its executive officers, directors and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements.

                       APPROVAL OF THE VIACOM INC. 2000
                      LONG-TERM MANAGEMENT INCENTIVE PLAN

   The Viacom Inc. 2000 Long-Term Management Incentive Plan (the "2000 LTMIP") was adopted by the Board of Directors of the Company on May 25, 2000, subject to the approval of the stockholders of the Company at the Annual Meeting. The Board recommends that the stockholders approve the 2000 LTMIP since there are no longer sufficient shares of Class B Common Stock available for grants under the 1997 LTMIP. The terms of the 2000 LTMIP are similar to those of the 1997 LTMIP. The Company has been advised that NAI intends to vote all of its shares of Class A Common Stock for the approval of the 2000 LTMIP. Such vote will be sufficient to approve the 2000 LTMIP without any action on the part of any other stockholder of the Company. The 2000 LTMIP is being submitted for approval by the affirmative vote of the holders of a majority of the shares of Voting Stock represented in person or by proxy and entitled to vote at the Annual Meeting.

2000 LTMIP Generally

   The following description of the material provisions of the 2000 LTMIP is qualified in its entirety by the full text of the 2000 LTMIP, as set forth in Exhibit A to this Proxy Statement. The 2000 LTMIP provides for grants of stock options to purchase shares of Class B Common Stock, stock appreciation rights, restricted shares of Class B Common Stock, restricted share units and phantom shares, the terms and conditions of which are described in more detail below. Approximately 1,300 key employees of the Company and its subsidiaries are eligible for grants under the 2000 LTMIP. Where necessary, compensation relating to awards under this plan is generally intended to qualify as "performance-based compensation" which is excluded from the $1 million limit on deductible compensation set forth in Section 162(m) of the Internal Revenue Code (the "Code").

   The maximum aggregate number of shares of Class B Common Stock that may be granted under the 2000 LTMIP, whether reserved for issuance upon grants of stock options or stock appreciation rights or granted as restricted shares or restricted share units, is 100 million, subject to adjustment. Shares of Class B Common Stock covered by expired or terminated stock options, stock appreciation rights, restricted shares and restricted share units that are forfeited under the terms of the 2000 LTMIP or stock appreciation rights or restricted share units that are exercised for cash will not be counted in applying such limit on grants under the 2000 LTMIP. The maximum aggregate number of shares of Class B Common Stock that may be granted pursuant to awards granted to any participant during the five-year term of this plan is 20 million, subject to adjustment. The fair market value of a share of Class B Common Stock was $54.6875 on May 23, 2000. Grants under the 2000 LTMIP are currently authorized by the Compensation Committee, in its sole discretion. For this reason, it is not possible to determine the benefits or amounts of the awards that will be received by any particular employees or group of employees in the future. As of the date of this Proxy Statement, no awards have been granted under the 2000 LTMIP. Unless earlier terminated by action of the Board, the 2000 LTMIP will terminate on May 25, 2005.

Administration

   The 2000 LTMIP provides that it must be administered by the Company's Board or by a committee appointed by the Company's Board which selects from among the group of eligible employees, those individuals who receive grants under the 2000 LTMIP. The committee must consist of at least two members of the Board. With respect to any grant that is intended to satisfy the requirements of Rule 16b-3 under the Exchange Act, the committee must consist of at least such number of directors as is required from time to time by such rule, and each committee member must satisfy the requirements of such rule. With respect to any grant that is also intended to satisfy the exception for "qualified performance-based compensation" set forth in Section 162(m) of the Code, the committee must consist of at least the number of directors required from time to time to satisfy this exception, and each committee member must satisfy the qualification requirements of such exception.

   References to the "Committee" in this discussion shall mean the Compensation Committee, the Board, and/or any other committee to be appointed by the Board in accordance with the terms of the 2000 LTMIP, as applicable. With respect to grants in jurisdictions outside of the United States, the Committee has the authority to require that any related agreements contain any terms required by local law in order to constitute valid grants under the laws of such jurisdictions, even if the terms are more restrictive than the terms set forth in the 2000 LTMIP.

Stock Options

   Stock options can be either incentive stock options within the meaning of
Section 422 of the Code or options that do not qualify as incentive stock options for federal income tax purposes, called non-qualified stock options, as determined by the Committee.

   Subject to certain limits described below, the Committee has the power to determine the number and kind of stock options granted, the exercise price of the stock options, the vesting schedule applicable to such stock options, the period during which they can be exercised and any applicable performance goal requirements. The Committee may, in its discretion, accelerate the vesting date of any stock option. With respect to incentive stock options and any options intended to satisfy the exception for "qualified performance-based compensation" set forth in Section 162(m) of the Code, the per share exercise price cannot be less than 100% of the fair market value of a share of Class B Common Stock on the date of grant. In addition, with respect to any ten percent stockholder, as calculated under the Code, the exercise price of an incentive stock option cannot be less than 110% of the fair market value of a share of Class B Common Stock on the date of grant. No stock option can be exercised more than ten years after the date of grant, or five years in the case of incentive stock options granted to a ten percent stockholder. The exercise price of a stock option must be paid in full at the time of exercise in cash, in the discretion of the Committee, in shares of Class B Common Stock or other Viacom securities designated by the Committee, in a combination of cash, shares or such other securities, or with any other form of valid consideration that is acceptable to the Committee.

   Generally, if a participant voluntarily terminates employment or his or her employment is terminated by the Company other than for cause, his or her outstanding stock options may be exercised, to the extent then exercisable, for six months following the date of termination. In the event of a participant's retirement, he or she may exercise his or her stock options, to the extent exercisable on the date of retirement, for two years after his or her retirement. In the event of a participant's death, his or her stock options may be exercised, to the extent exercisable at the date of death, by the person who acquired the right to exercise the stock options by will or the laws of descent and distribution for one year following the date of death. In the event of the permanent disability of a participant, his or her stock options may be exercised, to the extent exercisable upon the date of the onset of such permanent disability, for one year following such date. If any participant's employment is terminated for cause, then, unless the Committee determines otherwise, all stock options, whether or not then vested, will be forfeited by the participant effective as of the date of such termination. The Committee generally has the discretion to set post-termination exercise periods in excess of those described above. However, in no event may a stock option be exercised following the earlier to occur of the expiration of the option and the tenth anniversary of the date of grant.

Stock Appreciation Rights

   The Committee may grant stock appreciation rights under the 2000 LTMIP only in tandem with stock options, either at the time of grant of the stock options or by amendment at any time prior to the exercise, expiration or termination of such stock options. Each stock appreciation right entitles the holder to surrender the related stock option in lieu of exercise and to receive an amount equal to the excess of the fair market value of a share of Class B Common Stock on the date the holder exercises the stock appreciation right over the exercise price of such stock option. This amount will be paid in cash or, in the discretion of the Committee, in shares of Class B Common Stock (or other Company securities designated by the Committee) or in a combination of cash and shares (or such other securities). No stock appreciation right can be exercised unless the related stock option is then exercisable.

Restricted Shares and Restricted Share Units

   The Committee may grant restricted shares and restricted share units under the 2000 LTMIP. A restricted share is a share of Class B Common Stock granted to the participant subject to restrictions as determined by the Committee. A restricted share unit is a contractual right to receive either a share of Class B Common Stock, a cash payment equal to the fair market value of a share of Class B Common Stock or a combination of cash and Class B Common Stock, subject to terms and conditions as determined by the Committee. Any restricted shares and restricted share units granted under the 2000 LTMIP will be subject to a vesting schedule, including any applicable performance goal requirements, established by the Committee. The Committee may, in its discretion, accelerate the dates on which restricted shares and restricted share units vest. For restricted share grants, stock certificates representing the number of restricted shares granted to a participant will be registered in the participant's name as of the date of grant but remain held by the Company. The participant who receives a restricted share grant will have all rights as a holder of shares of Class B Common Stock except that the participant will not be entitled to delivery of certificates until the shares represented thereby have vested, and the restricted shares cannot be sold, transferred, assigned, pledged or otherwise encumbered or disposed of until such shares have vested. For restricted share units that are paid in Class B Common Stock, stock certificates for the appropriate number of shares of stock, free of restrictions, will be delivered to the participant when the restricted share units vest.

   If a participant's service terminates for any reason or, in the event of a participant's death or permanent disability, the unvested restricted shares and restricted share units will be forfeited as of the date of such event, unless the Committee determines otherwise with respect to some or all of the unvested restricted shares and restricted share units.

Phantom Shares

   The value of any phantom shares granted under the 2000 LTMIP will be determined by reference to the fair market value of a share of Class B Common Stock. Cash payments made with respect to such phantom shares are based, subject to any applicable limit on the maximum amount payable, on any increase in the appreciation value of shares of Class B Common Stock on specified valuation dates over the initial value of the shares. The 2000 LTMIP empowers the Committee to determine the initial value of the phantom shares as of the date of grant. The 2000 LTMIP further empowers the Committee to determine the valuation dates (not later than the eighth anniversary of the date of grant) applicable to a grant of phantom shares, the period (not in excess of five years from the date of grant) during which the phantom shares vest and any limit on the maximum amount of appreciation value payable for the phantom shares.

   If a participant's employment terminates for any reason other than for "cause" or, in the event of the participant's death, retirement or permanent disability, then, unless the Committee determines otherwise, the cash payments for such participant's phantom shares will be the lesser of the appreciation value determined as of the date of such termination or event or as of the originally scheduled valuation dates and such payments will be made after the originally scheduled valuation dates. All rights with respect to phantom shares that are not vested as of the date of such termination or event, as the case may be, will be relinquished by the participant. If a participant's employment is terminated for cause, all phantom shares (whether or not vested) will be forfeited by the participant, unless the Committee determines otherwise.

Adjustments

   In the event of a merger, consolidation, stock split, dividend, distribution, combination, reclassification or recapitalization that changes the character or amount of the Class B Common Stock or other changes in the corporate structure, equity securities or capital structure of the Company, the Committee will make such adjustments as it deems appropriate to the number and kind of securities subject to any stock options or stock appreciation rights or the number and kind of restricted shares, restricted share units or phantom shares granted to each participant, the exercise price of any outstanding stock options or stock appreciation rights or the initial value of any outstanding phantom shares, and the maximum number or kind of securities that may be granted under the plan or the aggregate number or kind of securities that may be granted to any participant.

Transfer Restrictions, Etc.

   The rights of a participant with respect to the stock options, stock appreciation rights, restricted shares, restricted share units or phantom shares granted under the 2000 LTMIP are not transferable by the Participant other than by will or the laws of descent and distribution or, with respect to non-qualified stock options, as permitted by the Committee, to members of the participant's immediate family or trusts whose beneficiaries are members of the participant's immediate family. Except as described above, no grant under the 2000 LTMIP entitles a participant to any rights of a holder of shares of Class B Common Stock, nor will any grant be construed as giving any employee a right to receive future grants or to continued employment with the Company.

Amendment and Termination of the Plan

   The Board of Directors of the Company may at any time alter, amend, suspend or terminate the 2000 LTMIP, in whole or in part, except that no alteration or amendment will be effective without stockholder approval if approval is required by law or under the rules of the NYSE or other principal stock exchange on which the Company's Common Stock is listed, and no termination, suspension, alteration or amendment may adversely alter or affect the terms of any then outstanding awards without the consent of the affected participant.

Breach of Agreements

   The Committee may include a provision in an agreement governing a grant under the plan that would require a participant to return gains realized on grants under the plan if the Committee determines that a material breach of certain obligations of the participant under one or more agreements has occurred during the one year period after the termination of the participant's employment with the Company or a subsidiary.

Federal Income Tax Consequences

   The following discussion is intended as a general summary of the federal income tax consequences associated with the grant and exercise of stock options. This summary does not purport to be complete and does not address any applicable state or local tax law.

   Non-Qualified Stock Options. In general, no taxable income is realized by the participant upon the grant of a non-qualified stock option, and no deduction generally is then available to the Company. Upon exercise of a non-qualified stock option, the excess of the fair market value of the shares on the date of exercise over the exercise price will be taxable to the participant as ordinary income. The amount included in the gross income of the participant will also be deductible by the Company. The tax basis of shares acquired by the participant will be equal to the exercise price plus the amount includable in the gross income of the participant as ordinary income. When a participant disposes of shares acquired upon exercise of a non-qualified stock option, any amount realized in excess of the fair market value of the shares on the date of exercise generally will be treated as a capital gain and will be long-term or short-term, depending on the holding period of the shares. The holding period commences upon exercise of the non-qualified stock option. If the amount received is less than such fair market value, the loss will be treated as a long-term or short-term capital loss, depending on the holding period of the shares. Certain additional rules may apply if the exercise price of a non-qualified stock option is paid in shares or other securities previously owned by the participant.

   Incentive Stock Options. In general, no taxable income is realized by a participant and no tax deduction is available to the Company upon either the grant or exercise of an incentive stock option. If a participant holds the shares acquired upon the exercise of an incentive stock option for more than one year after the transfer of the shares upon exercise of the incentive stock option and more than two years from the date of the grant of the incentive stock option (the "ISO Holding Period"), the difference between the exercise price and the amount realized upon the sale of the shares will be treated as a long-term capital gain or loss and no deduction will be available to the Company. If the shares acquired upon exercise of the incentive stock option are disposed of before the expiration of the ISO Holding Period, the participant will realize ordinary income and the Company will be entitled to a deduction on the portion of the gain, if any, equal to the difference between the incentive stock option exercise price and the fair market value of the shares on the date of exercise or, if less, the difference between the amount realized on the disposition and the adjusted basis of the stock. Any further gain or loss from an arm's-length sale or exchange will be taxable as a long-term or short-term capital gain or loss, depending upon the holding period of the shares before disposition. Certain additional rules may apply if the exercise price of an incentive stock option is paid in shares or other securities previously owned by the participant.

   The excess of the fair market value at the time of exercise of the shares acquired upon the exercise of an incentive stock option over the exercise price of such stock option may constitute an adjustment to taxable income for purposes of the alternative minimum tax. Special rules for computing alternative minimum taxable income also may apply in certain cases where there are subsequent sales of shares in disqualifying dispositions and to determine the basis of the stock for purposes of computing alternative minimum taxable income on the subsequent sale of the shares.

Board Recommendation

   The Viacom Board unanimously recommends that the holders of the Voting Stock approve the 2000 LTMIP.

    APPROVAL OF THE AMENDMENT TO THE VIACOM INC. 1997 LONG-TERM MANAGEMENT
                                INCENTIVE PLAN

   The Viacom Inc. 1997 Long-Term Management Incentive Plan (the "1997 LTMIP") was approved by the Board of Directors of the Company on March 27, 1997 and by the Viacom stockholders at the 1997 Annual Meeting of Stockholders. The Board of Directors amended the 1997 LTMIP on July 29, 1999 and September 6, 1999 to increase the number of shares of Class B Common Stock authorized for issuance under the plan by an additional 10 million shares for a total of 50 million shares of Class B Common Stock. It made certain other amendments and such increase in the number of shares was approved by Viacom's stockholders by written consent in December 1999. The Board of Directors further amended the 1997 LTMIP on May 25, 2000 to increase the number of shares of Class B Common Stock authorized for issuance under the plan by an additional 5 million shares to a total of 55 million shares of Class B Common Stock, as described more fully below. The Company has been advised that NAI intends to vote all of its shares of Class A Common Stock for the approval of such increase in the number of shares of Class B Common Stock authorized for issuance under the 1997 LTMIP. Such vote will be sufficient to approve such increase without any action on the part of any other stockholder of the Company. The increase in the number of shares of Class B Common Stock authorized for issuance under the 1997 LTMIP is being submitted for approval by the affirmative vote of the holders of a majority of the shares of Voting Stock represented in person or by proxy and entitled to vote at the Annual Meeting.

1997 LTMIP Generally

   The following description of the material features of the 1997 LTMIP is qualified in its entirety by the full text of the 1997 LTMIP, as set forth in Exhibit B to this Proxy Statement. The 1997 LTMIP provides for grants of stock options to purchase shares of Class B Common Stock, stock appreciation rights, restricted shares of Class B Common Stock and phantom shares. However, no incentive stock options, stock appreciation rights, restricted shares or phantom shares have been or will be granted under the 1997 LTMIP. The terms and conditions of the non-qualified stock options granted or to be granted under the 1997 LTMIP are described in more detail below. Approximately 1,300 key employees of the Company and its subsidiaries are eligible for grants under the 1997 LTMIP. Where necessary, compensation relating to awards under this plan is generally intended to qualify as "performance-based compensation" which is excluded from the $1 million limit on deductible compensation set forth in Section 162(m) of the Code.

   The maximum aggregate number of shares of Class B Common Stock that may be distributed under the 1997 LTMIP, whether reserved for issuance upon grants of stock options or stock appreciation rights or granted as restricted shares, is currently 50 million, subject to adjustment. On May 25, 2000, the Board of Directors authorized the issuance of an additional 5 million shares of Class B Common Stock, subject to the approval of the Viacom stockholders, for a total of 55 million shares. Shares of Class B Common Stock covered by expired or terminated stock options are not counted in applying such limit. The maximum aggregate number of shares of Class B Common Stock that may be granted pursuant to awards granted to any participant during the five-year term of the 1997 LTMIP is 10 million. Grants under the 1997 LTMIP are currently authorized by the Compensation Committee, in its sole discretion. For this reason, it is not possible to determine the benefits or amounts of the awards that will be received by any particular employees or group of employees in the future.

Administration

   The 1997 LTMIP was administered by the Senior Executive Compensation Committee before the CBS Merger and will hereafter be administered by the Compensation Committee which will be referred to as the "Committee" throughout the description of the plan. The Committee must be comprised of at least two members of the Board of Directors, each of whom must be a "non-employee" director within the meaning of Rule 16b-3 under the Exchange Act.

Stock Options

   Stock options can be either incentive stock options or options that do not qualify as incentive stock options for federal income tax purposes, called non-qualified stock options, as determined by the Committee. However, all stock options issued or to be issued under the 1997 LTMIP are or will be non-qualified stock options.

   Subject to some limits described below, the Committee determines the number of stock options granted, the exercise price of the stock options, the vesting schedule applicable to the stock options and the period during which they can be exercised. The Committee may, in its discretion, accelerate the vesting date of any stock option. No stock option can be exercised more than ten years after the date of grant. The exercise price of a stock option must be paid in full at the time of exercise in cash, in the discretion of the Committee, in shares of Class B Common Stock or other Viacom securities designated by the Committee, or in a combination of cash, shares or such other securities.

   Generally, if a participant voluntarily terminates employment or his or her employment is terminated by the Company other than for cause, his or her outstanding stock options may be exercised, to the extent then exercisable, for six months following the date of termination. In the event of a participant's retirement, he or she may exercise his or her stock options, to the extent exercisable on the date of retirement, for six months after his or her retirement for options granted prior to August 1, 1999 and for two years after his or her retirement for options granted on or after August 1, 1999. In the event of a participant's death, his or her stock options may be exercised, to the extent exercisable at the date of death, by the person who acquired the right to exercise the stock options by will or the laws of descent and distribution for one year following the date of death. In the event of the permanent disability of a participant, his or her stock options may be exercised, to the extent exercisable upon the date of the onset of such permanent disability, for one year following such date. If any participant's employment is terminated for cause, then, unless the Committee determines otherwise, all stock options, whether or not then vested, will be forfeited by the participant effective as of the date of such termination. The Committee generally has the discretion to set post-termination exercise periods in excess of those described above. However, in no event may a stock option be exercised following the earlier to occur of the expiration of the option and the tenth anniversary of the date of grant.

   In the event that a participant's employment terminates under circumstances that would constitute an "involuntary termination", within the meaning of the Company's executive severance plans, all of the participant's options will vest on the date of his or her involuntary termination, and each stock option will continue to be exercisable in accordance with its terms, for two years, in case of a Vice President, and for three years, in the case of a Senior Vice President, or through the option's original expiration date, if earlier. For Messrs. Dauman and Dooley only, the post-resignation option exercise periods of their options have been extended through December 31, 2003 or through the option's original expiration date, if earlier, subject to their compliance with the restrictive covenants in their agreements. The executive severance plan for Senior Vice Presidents and the agreements with Messrs. Dauman and Dooley are described in "Employment and Severance Agreements" above.

Adjustments

   In the event of a merger, consolidation, stock split, dividend, distribution, combination, reclassification or recapitalization that changes the character or amount of the Class B Common Stock, the Committee will make any adjustments as it deems appropriate to the number of shares of Class B Common Stock subject to any stock options, the exercise price of any outstanding stock options, and the maximum number of shares of Class B Common Stock that may be granted under the plan or the aggregate number of shares that may be granted to any participant.

Transfer Restrictions, Etc.

   The rights of a participant with respect to stock options granted under the 1997 LTMIP are not transferable by the participant except by will or the laws of descent and distribution, or to members of the participant's immediate family or trusts whose beneficiaries are members of the participant's immediate family, as permitted by the Committee. Except as described above, no grant under the 1997 LTMIP entitles a participant to any rights of a holder of shares of Class B Common Stock, nor will any grant be construed as giving any employee a right to continued employment with the Company.

Amendment and Termination of the Plan

   The 1997 LTMIP, by its terms, expires on March 27, 2002. The plan may be altered, amended, suspended or terminated at any time, in whole or in part, by the Board of Directors, except that no alteration or amendment will be effective without stockholder approval if approval is required by law or under the rules of the NYSE, or any stock exchange on which the Company's common stock is listed, and no termination, suspension, alteration or amendment may adversely alter or affect the terms of any then outstanding awards without the consent of the affected participant.

Federal Income Tax Consequences

   For a discussion of the federal income tax consequences associated with the grant and exercise of non-qualified stock options, see "Approval of the Viacom Inc. 2000 Long-Term Management Incentive Plan--Federal Income Tax
Consequences" above.

Board Recommendation

   The Viacom Board unanimously recommends that the holders of the Voting Stock approve the amendment to the 1997 LTMIP.

                   APPROVAL OF THE AMENDMENT TO VIACOM INC.
                  SENIOR EXECUTIVE SHORT-TERM INCENTIVE PLAN

   The Viacom Inc. Senior Executive Short-Term Incentive Plan (the "Senior Executive STIP") was approved by the Board of Directors of the Company on March 31, 1994 and by the stockholders of the Company at the 1994 Annual Meeting of Stockholders. An amendment to the Senior Executive STIP was approved by the Board of Directors on March 27, 1996 and the stockholders of the Company at the 1996 Annual Meeting of Stockholders. An amendment to and restatement of the Senior Executive STIP was approved by the Board of Directors on March 18, 1999 and by the stockholders of the Company at the 1999 Annual Meeting of Stockholders. The Board of Directors of the Company further amended the Senior Executive STIP on May 25, 2000, as more fully described below, to change the maximum limit on annual awards to any executive participating in the Senior Executive STIP to eight times such executive's current annual salary and deferred compensation. To comply with Section 162(m) of the Code, such amendment to the Senior Executive STIP is being submitted for approval at the Annual Meeting by the affirmative vote of the holders of a majority of the shares of Voting Stock represented in person or by proxy and entitled to vote at the Annual Meeting. The Company has been advised that NAI intends to vote all of its shares of Class A Common Stock for the approval of such amendment to the Senior Executive STIP. Such vote will be sufficient to approve such amendment to the Senior Executive STIP without any action on the part of any other stockholder of the Company.

Senior Executive STIP Generally

   The following description of the material features of the Senior Executive STIP is qualified in its entirety by the full text of the Senior Executive STIP, as set forth in Exhibit C to this Proxy Statement. The Senior Executive STIP has provided objective performance-based annual bonuses for selected senior executives of the Company, subject to a maximum limit, starting with the 1994 calendar year, as described in more detail below. Amounts paid under the Senior Executive STIP qualify as "performance-based compensation" which is excluded from the $1 million limit on deductible compensation set forth in
Section 162(m) of the Code. Awards under the Senior Executive STIP are currently determined by the Compensation Committee. For this reason, it is not possible to determine the amounts that will be received by senior executives participating in the Senior Executive STIP in the future.

Administration

   The Senior Executive STIP was administered by the Senior Executive Compensation Committee before the CBS Merger and will hereafter be administered by the Compensation Committee or such other committee appointed by the Board and will be referred to as the "Committee" throughout the description of the plan. The Committee must be comprised of at least two members of the Board of Directors, each of whom must be an "outside director" within the meaning of Section 162(m) of the Code. Prior to May 25, 2000, the plan authorized the Committee to approve awards to selected executive officers at the level of Senior Vice President of the Company or above. On May 25, 2000, the plan was amended to provide that the Vice President, Controller and the Vice President, Treasurer could also be selected to participate. Approximately ten officers have participated in the Senior Executive STIP annually.

Awards

   The Committee establishes performance criteria and target awards for each participant for each calendar year by the end of the first quarter of such calendar year or, for the period commencing on May 4, 2000 (the date of the CBS Merger) through December 31, 2000, within the first 60 days of the period. The performance criteria relate to the achievement of annual financial goals. Such criteria relate to operating income and/or net earnings for the Company as a whole. For this purpose, the Senior Executive STIP uses an EBITDA definition of revenues less operating expenses (other than depreciation, amortization and non-recurring charges) to define "operating income"; "net earnings" is defined as earnings from continuing operations.

   Shortly after the end of each performance year, the Committee certifies whether the performance criteria have been achieved; if so, the awards have been earned, subject to the Committee's right, in its sole discretion, to reduce the amount of the award to any participant to reflect the Committee's assessment of the participant's individual performance or for any other reason. These awards are payable in cash as soon as practicable thereafter.

   To receive payment of an award, the participant must have remained in the continuous employ of the Company or its subsidiaries through the end of the applicable performance period. If the Company or any subsidiary terminates a participant's employment other than for cause or a participant becomes permanently disabled or dies during a performance period, such participant or his estate shall be awarded, unless his employment agreement provides otherwise, a pro rata portion of the award for such performance period, subject to the Committee's right, in its sole discretion, to reduce the amount of such award to reflect the Committee's assessment of such participant's individual performance prior to the termination of such participant's employment, such participant's becoming permanently disabled or such participant's death, as the case may be, or for any other reason.

Maximum Annual Award

   Prior to May 25, 2000, the Senior Executive STIP provided that the total of all awards to any participant for any calendar year could not exceed the amount determined by multiplying such participant's "salary" in effect on March 18, 1999 by a factor of eight. Salary was defined as the sum of the participant's base salary on March 18, 1999, and the minimum stated amount of any annual compensation for such year deferred pursuant to the participant's employment agreement in effect on March 18, 1999 until no earlier than the year after the participant ceased to be an executive officer of the Company. In the case of a participant hired after March 18, 1999, the plan provided that the participant's "salary" for this purpose would be the sum of the participant's base salary on the date of hire, and an amount equal to the annual rate of any compensation for the year of hire deferred pursuant to his employment agreement in effect on the date of hire until no earlier than the year after the participant ceased to be an executive officer of the Company; provided, that the "salary" for any participant hired after March 19, 1999 could not exceed 1.5 times the highest "salary" on March 18, 1999 of any participant in the Senior Executive STIP.

   The Senior Executive STIP was amended on May 25, 2000 to increase the maximum annual award to any participant for any calendar year to the amount determined by multiplying such participant's "salary" in effect on May 25, 2000 by a factor of eight. Salary is defined as the sum of (i) the participant's base salary on May 25, 2000, and (ii) an amount equal to the annual rate of any compensation for such year deferred pursuant to the participant's employment agreement in effect on May 25, 2000 until no earlier than the year after the participant ceases to be a executive officer of the Company. The Senior Executive STIP was also amended to provide that, in the case of any participant hired after May 25, 2000, the participant's "salary" for this purpose would be the sum of (i) the participant's base salary on the date of hire, and (ii) an amount equal to the annual rate of any compensation for the year of hire deferred pursuant to his employment agreement in effect on the date of hire until no earlier than the year after the participant ceases to be an executive officer of the Company; provided, that the "salary" for any participant hired after May 25, 2000 shall not exceed 1.5 times the highest "salary" on May 25, 2000 of any current participant in the Senior Executive STIP. This will amend the maximum bonus payable under the Senior Executive STIP to reflect the salaries of certain executives, including, without limitation, Mr. Redstone, the Chairman and Chief Executive Officer of the Company, who began to receive a salary on May 4, 2000 (the date of the CBS Merger) and Mr. Karmazin, who became the President and Chief Operating Officer of the Company on May 4, 2000.

Adjustments

   In the event that, during a performance period, any recapitalization, reorganization, merger, acquisition, divestiture, consolidation, spin-off, combination, liquidation, dissolution, sale of assets or other similar corporate transaction or event, or any extraordinary event, or any other event which distorts the applicable performance criteria occurs involving the Company or a subsidiary or division thereof, the Committee shall adjust or modify, as determined by the Committee in its sole and absolute discretion, the calculation of operating income and/or net earnings, or the applicable performance goals, to the extent necessary to prevent reduction or enlargement of participants' awards for such performance period attributable to such transaction or event.

Transfer Restrictions, Etc.

   The rights of a participant with respect to awards under the Senior Executive STIP are not transferable by the Participant other than by will or the laws of descent and distribution. No award under the Senior Executive STIP will be construed as giving any employee a right to continued employment with the Company.

Amendment

   The Board of Directors of the Company may at any time alter, amend, suspend or terminate the Senior Executive STIP in whole or in part.

Board Recommendation

   The Viacom Board unanimously recommends that the holders of the Voting Stock approve the amendment to the Senior Executive STIP.

                       APPROVAL OF THE VIACOM INC. 2000
                    STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

   The Viacom Inc. 2000 Stock Option Plan for Outside Directors (the "2000 Outside Directors' Plan") was adopted by the Board of Directors of the Company on May 25, 2000, subject to the approval of the stockholders of the Company at the Annual Meeting. The Board recommends that the stockholders approve the 2000 Outside Directors' Plan since there are no longer sufficient shares of Class B Common Stock available for grants under the 1993 and 1994 Stock Option Plans for Outside Directors. The terms of the 2000 Outside Directors' Plan are similar to those of the 1993 and 1994 Plans. The 1993 and 1994 Plans were terminated on May 25, 2000 and no further grants of stock options will be made under the 1993 and 1994 Plans after that date. The Company has been advised that NAI intends to vote all of its shares of Class A Common Stock for the approval of the 2000 Outside Directors' Plan. Such vote will be sufficient to approve the 2000 Outside Directors' Plan without any action on the part of any other stockholder of the Company. The 2000 Outside Directors' Plan is being submitted for approval by the affirmative vote of the holders of a majority of the shares of Voting Stock represented in person or by proxy and entitled to vote at the Annual Meeting.

2000 Outside Directors' Plan Generally

   The following description of the material provisions of the 2000 Outside Directors' Plan is qualified in its entirety by the full text of the 2000 Outside Directors' Plan, as set forth in Exhibit D to this Proxy Statement. The 2000 Outside Directors' Plan provides for automatic one-time grants of stock options to purchase 10,000 shares of Class B Common Stock to each person who becomes a director after May 25, 2000 and who is an Outside Director at the time he or she is first elected or appointed to the Board and automatic annual grants of stock options to purchase 3,000 shares of Class B Common Stock to each person who is an Outside Director on August 1, 2000 and on each of the second through ninth anniversaries of that date. Directors of the Company who are not officers or employees of the Company or NAI or their subsidiaries or members of their immediate family are Outside Directors.

   The total number of shares of Class B Common Stock reserved for issuance upon grant of stock options under the 2000 Outside Directors' Plan is 1 million, subject to adjustment. Shares of Class B Common Stock covered by expired or terminated stock options will not be counted in applying such limit on grants of stock option under the plan. No awards have been made under the 2000 Outside Directors' Plan. Unless terminated earlier by action of the Board of Directors, the 2000 Outside Directors' Plan will terminate on May 25, 2010 and no additional grants of stock options may be made after that date.

Administration

   The 2000 Outside Directors' Plan is administered by the members of the Board who are not Outside Directors.

Stock Options

   The 2000 Outside Directors' Plan provides that each person who becomes a director after May 25, 2000 and who is an Outside Director at the time he or she is first elected or appointed to the Board will receive a stock option grant to purchase 10,000 shares of Class B Common Stock, effective as of the date of such person's election or appointment to the Board, with a per share exercise price equal to the closing price of a share of Class B Common Stock on that date or, if that date is not a business day, on the immediately preceding business day, on the NYSE or the principal stock exchange on which the Class B Common Stock is then listed.

   The 2000 Outside Directors' Plan provides that each person who is an Outside Director on August 1, 2000 and each of the second through ninth anniversaries of that date will receive automatic grants of stock options to purchase 3,000 shares of Class B Common Stock, with a per share exercise price equal to the closing price on the date of grant or, if that date is not a business day, on the immediately preceding business day, on the NYSE or the principal stock exchange on which the Class B Common Stock is then listed.

   Each grant of stock options made under the 2000 Outside Directors' Plan vests on the first anniversary of the date of grant provided the holder of the stock options is a director of the Company on such date. No stock option granted under the Plan may be exercised more than ten years after the date of grant. Each share of Class B Common Stock purchased through the exercise of a stock option granted under this plan must be paid in full at the time of exercise in cash.

   Stock options granted under the 2000 Outside Directors' Plan may be exercised up to one year after the holder ceases to serve for any reason, including death or permanent disability, as a member of the Board of Directors; provided, however, that the stock options are exercisable only to the extent exercisable on the date of termination and in no event after the stock options have otherwise expired.

Adjustments

   In the event of a merger, consolidation, stock split, dividend, distribution, combination, reclassification or recapitalization that changes the character or amount of the Class B Common Stock or other changes in the corporate structure, equity securities or capital structure of the Company, the Board shall make such proportionate adjustments as it deems appropriate to the number and kind of securities subject to stock options granted under the plan, the exercise price of the stock options, the number and kind of securities subject to the initial and annual grants under the plan and the maximum number and kind of securities reserved for issuance under the plan.

Transfer Restrictions, Etc.

   The rights of the holder of stock options granted under the 2000 Outside Directors' Plan are not transferable other than by will or the laws of descent and distribution. No grant of stock options under the 2000 Outside Directors' Plan entitles the holder to any rights of a holder of shares of Class B Common Stock, except upon delivery of share certificates upon exercise of a stock option, nor will any such grant be construed as giving the holder the right to remain a member of the Board of Directors.

Amendment and Termination of the Plan

   The Board of Directors may at any time alter, amend, suspend or terminate the 2000 Outside Directors' Plan, in whole or in part, except that no alteration or amendment will be effective without stockholder approval if approval is required by law or under the rules of the NYSE or other principal stock exchange on which the Company's Class B Common Stock is then listed, and no termination, suspension, alteration or amendment may alter or affect the terms of any outstanding stock options without the consent of the affected participant.

Federal Income Tax Consequences

   The stock options granted under the 2000 Outside Directors' Plan are "non-qualified stock options" and do not qualify as incentive stock options for federal income tax purposes. For a discussion of the federal income tax consequences associated with the grant and exercise of non-qualified stock options, see "Approval of the Viacom Inc. 2000 Long-Term Management Incentive Plan--Federal Income Tax Consequences" above.

Board Recommendation

   The Viacom Board unanimously recommends that the holders of the Voting Stock approve the 2000 Outside Directors' Plan.

              APPROVAL OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

   The Board of Directors recommends that the stockholders approve the appointment of PricewaterhouseCoopers LLP as independent accountants to serve until the Annual Meeting of Stockholders in 2001.

   In connection with the audit function for 1999, PricewaterhouseCoopers LLP also reviewed the Company's annual report on Form 10-K and its filings with the Commission and provided certain other accounting, tax and consulting services.

   Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will be given an opportunity to make a statement if they so desire. They will also be available to respond to questions at the Annual Meeting.

                                 OTHER MATTERS

   As of the date of this Proxy Statement, Management does not intend to present and has not been informed that any other person intends to present any matter for action not specified in this Proxy Statement. If any other matters properly come before the Annual Meeting, it is intended that the holders of the Proxies will act in respect thereof in accordance with their best judgment.

   In order for proposals by stockholders to be considered for inclusion in the Proxy and Proxy Statement relating to the 2001 Annual Meeting of Stockholders, such proposals must be received at the principal executive offices of the Company on or before December 17, 2000 and should be submitted to the attention of Michael D. Fricklas, Secretary.

                                          By Order of the Board of Directors,

                                          /s/ Michael D. Fricklas

                                          MICHAEL D. FRICKLAS
                                          Secretary

                             ---------------------

   THE COMPANY HAS SENT A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1999, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, TO EACH OF ITS STOCKHOLDERS OF RECORD ON MARCH 20, 2000 AND EACH BENEFICIAL STOCKHOLDER ON THAT DATE AND TO EACH HOLDER OF VOTING STOCK OF RECORD ON MAY 23, 2000 AND EACH BENEFICIAL HOLDER OF VOTING STOCK ON THAT DATE WHO DID NOT HOLD SUCH STOCK ON MARCH 20, 2000. IF YOU HAVE NOT RECEIVED YOUR COPY, THE COMPANY WILL PROVIDE A COPY WITHOUT CHARGE (A REASONABLE FEE WILL BE CHARGED FOR EXHIBITS), UPON RECEIPT OF WRITTEN REQUEST THEREFOR MAILED TO THE COMPANY'S OFFICES, ATTENTION SECRETARY.

                                                                      Exhibit A

                                  Viacom Inc.
                   2000 Long-Term Management Incentive Plan

                                   ARTICLE I

General

Section 1.1 Purpose.

   The purpose of the Viacom Inc. 2000 Long-Term Management Incentive Plan (the "Plan") is to benefit and advance the interests of Viacom Inc., a Delaware corporation (the "Company"), and its subsidiaries by rewarding certain key employees of the Company and its subsidiaries for their contributions to the financial success of the Company and thereby motivate them to continue to make such contributions in the future.

Section 1.2 Definitions.

   As used in the Plan, the following terms shall have the following meanings:

   (a) "Agreement" shall mean the written agreement or certificate governing a Grant under the Plan, which shall contain terms and conditions not inconsistent with the Plan and which shall incorporate the Plan by reference.

   (b) "Appreciation Value" shall mean the excess, if any, of the Value of a Phantom Share on the applicable Valuation Date or date of termination of employment or of the Participant's death, Retirement or Permanent Disability (as described in Section 5.5(a) hereof), as the case may be, over the Initial Value of such Phantom Share.

   (c) "Board" shall mean the Board of Directors of the Company.

   (d) "Class B Common Stock" shall mean shares of Class B Common Stock, par value $0.01 per share, of the Company.

   (e) "Code" shall mean the Internal Revenue Code of 1986, as amended, including any successor law thereto.

   (f) "Committee" shall mean the Compensation Committee of the Board (or such other Committee(s) as may be appointed or designated by the Board) to administer the Plan in accordance with Section 1.3 of the Plan.

   (g) "Date of Grant" shall mean the effective date of the Grant of the Stock Options, Stock Appreciation Rights, Restricted Shares, Restricted Share Units and/or Phantom Shares as set forth in the applicable Agreement.

   (h) "Effective Date" shall have the meaning set forth in Article X.

   (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, including any successor law thereto.

   (j) "Fair Market Value" of a share of Class B Common Stock on a given date shall be the closing price on such date on the New York Stock Exchange or other principal stock exchange on which the Class B Common Stock is then listed, as reported by the Fitch Group Daily Market Publications or, if there is no such report or the Company no longer subscribes to such publication, the 4:00 p.m. (New York time) closing price as reported by The Wall Street Journal (Northeast edition) or any other authoritative source selected by the Company.

   (k) "Grant" shall mean a grant under the Plan which may consist of a grant of Stock Options, Stock Appreciation Rights, Restricted Shares, Restricted Share Units or Phantom Shares or a combination of any of the above.

   (l) "Initial Value" shall mean the value of a Phantom Share as specified by the Committee as of the Date of Grant or the Value of a Phantom Share calculated as of the Date of Grant or such earlier date as the Committee may determine.

   (m) "Outstanding Phantom Share" shall mean a Phantom Share granted to a Participant for which the Valuation Date has not yet occurred.

   (n) "Outstanding Stock Option" shall mean a Stock Option granted to a Participant which has not yet been exercised and which has not yet expired or been terminated in accordance with its terms.

   (o) "Participant" shall mean any employee who has met the eligibility requirements set forth in Section 1.4 hereof and to whom an outstanding Grant has been made under the Plan.

   (p) "Permanent Disability" shall have the same meaning as such term or a similar term has in the long-term disability policy maintained by the Company or a subsidiary thereof for the Participant and that is in effect on the date of the onset of the Participant's Permanent Disability, unless the Committee determines otherwise, in its discretion, and sets forth an alternative definition in the applicable Agreement; provided, however, with respect to grants of Incentive Stock Options, permanent disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code.

   (q) "Phantom Share" shall mean a contractual right granted to a Participant pursuant to Article V to receive an amount equal to the Appreciation Value at such time, and subject to such terms and conditions, as are set forth in the Plan and the applicable Agreement.

   (r) "Restricted Share" shall mean a share of Class B Common Stock granted to a Participant pursuant to Article III, which is subject to the restrictions set forth in Section 3.3 hereof and to such other terms, conditions and restrictions as are set forth in the Plan and the applicable Agreement.

   (s) "Restricted Share Unit" shall mean a contractual right granted to a Participant pursuant to Article IV to receive either Class B Common Stock, a cash payment equal to the Fair Market Value of such Class B Common Stock or a combination of Class B Common Stock and cash, subject to the terms and conditions as are set forth in the Plan and in the applicable Agreement.

   (t) "Retirement" shall mean the resignation or termination of employment after attainment of an age and years of service required for payment of an immediate pension pursuant to the terms of any qualified defined benefit retirement plan maintained by the Company or a subsidiary in which the Participant participates; provided, however, that no resignation or termination prior to a Participant's 60th birthday shall be deemed a retirement unless the Committee so determines in its sole discretion.

   (u) "Rule 16b-3" shall mean Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

   (v) "Section 162(m)" shall mean Section 162(m) of the Code and the regulations promulgated thereunder from time to time.

   (w) "Section 162(m) Exception" shall mean the exception under Section 162(m) for "qualified performance-based compensation."

   (x) "Stock Appreciation Right" shall mean a contractual right granted to a Participant pursuant to Article II to receive an amount determined in accordance with Section 2.5 of the Plan.

   (y) "Stock Option" shall mean a contractual right granted to a Participant pursuant to Article II to purchase shares of Class B Common Stock at such time and price, and subject to such other terms and conditions, as are set forth in the Plan and the applicable Agreement. Stock Options may be "Incentive Stock Options" within the meaning of Section 422 of the Code or "Non-Qualified Stock Options" which do not meet the requirements of such Code section.

   (z) "Termination for Cause" shall mean a termination of employment with the Company or any of its subsidiaries which, as determined by the Committee, is by reason of (i) "cause" as such term or a similar term is defined in any employment agreement applicable to the Participant, or (ii) if there is no such employment agreement or if such employment agreement contains no such term, the Participant's: (A) dishonesty; (B) conviction of embezzlement, fraud or other conduct which would constitute a felony; (C) willful unauthorized disclosure of confidential information; (D) failure, neglect of or refusal to substantially perform the duties of the Participant's employment; or (E) any other act or omission which is a material breach of the Company's policies regarding employment practices or the applicable federal, state and local laws prohibiting discrimination or which is materially injurious to the financial condition or business reputation of the Company or any subsidiary thereof.

   (aa) "Valuation Date" shall mean the date on which the Appreciation Value of a Phantom Share shall be measured and fixed in accordance with Section 5.2(a) hereof.

   (bb) The "Value" of a Phantom Share shall be determined by reference to the "average Fair Market Value" of a share of Class B Common Stock. The "average Fair Market Value" on a given date of a share of Class B Common Stock shall be determined over the 30-day period ending on such date or such other period as the Committee may decide shall be applicable to a Grant of Phantom Shares, determined by dividing (i) by (ii), where (i) shall equal the sum of the Fair Market Values on each day that the Class B Common Stock was traded and a closing price was reported during such period, and (ii) shall equal the number of days, as determined by the Committee for the purposes of determining the average Fair Market Value for such Phantom Shares, on which the Class B Common Stock was traded and a closing price was reported during such period.

   (cc) To "vest" a Stock Option, Stock Appreciation Right, Restricted Share, Restricted Share Unit or Phantom Share held by a Participant shall mean, with respect to a Stock Option or Stock Appreciation Right, to render such Stock Option or Stock Appreciation Right exercisable, subject to the terms of the Plan or the Agreement, and, in the case of a Restricted Share, Restricted Share Unit or Phantom Share, to render such Restricted Share, Restricted Share Unit or Phantom Share nonforfeitable, except where, with respect to Stock Options, Stock Appreciation Rights and Phantom Shares, a Participant's employment ends because of a Termination for Cause.

Section 1.3 Administration of the Plan.

   The Plan shall be administered by the Board or by a Committee appointed by the Board, consisting of at least two members of the Board; provided that (i) with respect to any Grant that is intended to satisfy the requirements of Rule 16b-3, such Committee shall consist of at least such number of directors as is required from time to time by Rule 16b-3, and each such Committee member shall satisfy the qualification requirements of such rule; and (ii) with respect to any Grant that is also intended to satisfy the requirements of the
Section 162(m) Exception, such Committee shall consist of at least such number of directors as is required from time to time to satisfy the Section 162(m) Exception, and each such Committee member shall satisfy the qualification requirements of such exception. The Committee shall adopt such rules as it may deem appropriate in order to carry out the purpose of the Plan. All questions of interpretation, administration and application of the Plan shall be determined by a majority of the members of the Committee then in office, except that the Committee may authorize any one or more of its members, or any officer of the Company, to execute and deliver documents on behalf of the Committee. The determination of such majority shall be final and binding as to all matters relating to the Plan. The Committee shall have authority to select Participants from among the class of eligible persons specified in Section 1.4 below and to determine the number of Stock Options, Stock Appreciation Rights, Restricted Shares, Restricted Share Units or Phantom Shares (or combination thereof) to be granted to each Participant. The Committee shall also have the authority to amend the terms of any outstanding Grant or waive any conditions or restrictions applicable to any Grant; provided, however, that no amendment shall impair the rights of the holder thereof.

   With respect to any restrictions in the Plan or in any Agreement that are based on the requirements of Rule 16b-3, Section 422 of the Code, the Section 162(m) Exception, the rules of any exchange upon which the

Company's securities are listed, or any other applicable law, rule or restriction to the extent that any such restrictions are no longer required, the Committee shall have the sole discretion and authority to make Grants that are not subject to such restrictions and/or to waive any such restrictions with respect to outstanding Grants.

Section 1.4 Eligible Persons.

   Grants may be awarded to any employee of the Company or any of its subsidiaries selected by the Committee.

Section 1.5 Class B Common Stock Subject to the Plan.

   The total aggregate number of shares of Class B Common Stock that may be distributed under the Plan (whether reserved for issuance upon grant of Stock Options or Stock Appreciation Rights or granted as Restricted Shares or Restricted Share Units) shall be 100 million, subject to adjustment pursuant to Article VI hereof. The shares of Class B Common Stock shall be made available from authorized but unissued Class B Common Stock or from Class B Common Stock issued and held in the treasury of the Company. The delivery of shares of Class B Common Stock upon exercise of a Stock Option or Stock Appreciation Right in any manner and the vesting of Restricted Shares or Restricted Share Units shall result in a decrease in the number of shares which thereafter may be issued for purposes of this Section 1.5, by the number of shares as to which the Stock Option or Stock Appreciation Right is exercised or by the number of Restricted Shares or Restricted Share Units which vest. To the extent permitted by law or the rules and regulations of any stock exchange on which the Class B Common Stock is listed, shares of Class B Common Stock with respect to which Stock Options and Stock Appreciation Rights expire, are canceled without being exercised or are otherwise terminated or, in the case of Stock Appreciation Rights or Restricted Share Units, are exercised for cash, may be regranted under the Plan. Restricted Shares or Restricted Share Units that are forfeited for any reason shall not be deemed granted for purposes of this Section 1.5 and may thereafter be regranted under the Plan.

Section 1.6 Limit on Grants to Participants.

   The maximum aggregate number of (i) shares of Class B Common Stock that may be granted under the Plan (whether reserved for issuance upon grant of Stock Options or Stock Appreciation Rights or granted as Restricted Shares or Restricted Share Units) and (ii) Phantom Shares or Restricted Share Units that may be granted under the Plan to any Participant during the five-year period starting on the Effective Date of the Plan is 20 million, subject to adjustment pursuant to Article VI hereof.

Section 1.7 Agreements.

   Each Agreement (i) shall state the Date of Grant and the name of the Participant, (ii) shall specify the terms of the Grant, (iii) shall be signed by a person designated by the Committee and, if so required by the Committee, by the Participant, (iv) shall incorporate the Plan by reference and (v) shall be delivered to the Participant. The Agreement shall contain such other terms and conditions as are required by the Plan and, in addition, such other terms not inconsistent with the Plan as the Committee may deem advisable. The Committee shall have the authority to require that any Agreement relating to a Grant in a jurisdiction outside of the United States contain such terms as are required by local law in order to constitute a valid grant under the laws of such jurisdiction. Such authority shall be notwithstanding the fact that the requirements of the local jurisdiction may be more restrictive than the terms set forth in the Plan.

                                  ARTICLE II

Provisions Applicable to Stock Options

Section 2.1 Grants of Stock Options.

   The Committee may from time to time grant to eligible employees Stock Options on the terms and conditions set forth in the Plan and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan, as the Committee, in its discretion, may from time to time determine, and subject to satisfaction of any performance goal requirements established by the Committee. Each Agreement covering a Grant of Stock Options shall specify the number of Stock Options granted, the Date of Grant, the exercise price of such Stock Options, whether such Stock Options are Incentive Stock Options or Non-Qualified Stock Options, the period during which such Stock Options may be exercised and any vesting schedule, including any applicable performance goal requirements. Any Stock Option intended to qualify as an Incentive Stock Option that fails to so qualify will be deemed a Non-Qualified Stock Option.

Section 2.2 Exercise Price.

   The Committee shall establish the per share exercise price at the time any Stock Option is granted at such amount as the Committee shall determine; provided that, with respect to any Incentive Stock Option or any Stock Option intended to qualify for the Section 162(m) Exception, such exercise price shall not be less than 100% of the Fair Market Value of a share of Class B Common Stock on the Date of Grant; and provided further that, with respect to any Incentive Stock Option that is granted to a person holding more than 10% of the combined voting power of all of the Class B Common Stock of the Company, such exercise price shall not be less than 110% of the Fair Market Value of a share of Class B Common Stock on the Date of Grant. The exercise price will be subject to adjustment in accordance with the provisions of
Article VI of the Plan.

Section 2.3 Exercise of Stock Options.

   (a) Exercisability. Stock Options shall be exercisable only to the extent the Participant is vested therein, subject to any restrictions that the Committee shall determine and specify in the applicable Agreement (or any employment agreement applicable to the Participant). A Participant shall vest in Stock Options over such time and in such increments as the Committee shall determine and specify in a vesting schedule set forth in the applicable Agreement (or any employment agreement applicable to the Participant). The Committee may, however, in its sole discretion, accelerate the time at which a Participant vests in his Stock Options.

   (b) Option Period. For each Stock Option granted, the Committee shall specify the period during which the Stock Option may be exercised; provided, however, that anything in the Plan or in the applicable Agreement to the contrary notwithstanding:

     (i) Latest Exercise Date. No Stock Option granted under the Plan shall be exercisable after the tenth anniversary of the Date of Grant thereof.

     (ii) Registration Restrictions. A Stock Option shall not be exercisable, no transfer of shares of Class B Common Stock shall be made to any Participant, and any attempt to exercise a Stock Option or to transfer any such shares shall be void and of no effect, unless and until (A) a registration statement under the Securities Act of 1933, as amended, has been duly filed and declared effective pertaining to the shares of Class B Common Stock subject to such Stock Option, and the shares of Class B Common Stock subject to such Stock Option have been duly qualified under applicable federal or state securities or blue sky laws or (B) the Committee, in its sole discretion, determines, or the Participant, upon the request of the Committee, provides an opinion of counsel satisfactory to the Committee, that such registration or qualification is not required as a result of the availability of an exemption from registration or qualification under such laws. Without limiting the foregoing, if at any time the Committee shall determine, in its sole discretion, that the listing, registration or qualification of the shares of Class B Common Stock subject to such Stock Option is required under any federal or state law or on any securities exchange or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, delivery or purchase of such shares pursuant to the exercise of a Stock Option, such Stock Option shall not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

   (c) Exercise in the Event of Termination of Employment, Retirement, Death or Permanent Disability.

     (i) Termination other than for Cause, or due to Retirement, Death or Permanent Disability. Except as otherwise provided in this Section 2.3, in the event that (A) the Participant ceases to be an employee of the Company or any of its subsidiaries by reason of the voluntary termination by the Participant or the termination by the Company or any of its subsidiaries other than for Cause, his Outstanding Stock Options may be exercised to the extent then exercisable until the earlier of six months after the date of such termination (or such longer period as may be determined by the Committee, in its discretion) or the expiration of such Stock Options, (B) the Participant ceases to be an employee of the Company or any of its subsidiaries by reason of the Participant's Retirement, the Participant may exercise his Outstanding Stock Options to the extent exercisable on the date of Retirement until the earlier of the second anniversary of such date (or such longer period as may be determined by the Committee, in its discretion) or the expiration of such Stock Options, (C) a Participant dies during a period during which his Stock Options could have been exercised by him, his Outstanding Stock Options may be exercised to the extent exercisable at the date of death by the person who acquired the right to exercise such Stock Options by will or the laws of descent and distribution or permitted transfer until the earlier of the first anniversary of the date of death (or such longer period as may be determined by the Committee, in its discretion, prior to the expiration of such one-year period) or the expiration of such Stock Options, and (D) the Permanent Disability of the Participant occurs, his Outstanding Stock Options may be exercised to the extent exercisable upon date of the onset of such Permanent Disability until the earlier of the first anniversary of such date (or such longer period not in excess of the second anniversary of such date as may be determined by the Committee, in its discretion) or the expiration of such Stock Options. Upon the occurrence of an event described in clauses (A), (B), (C) or (D) of this Section 2.3(c)(i), all rights with respect to Stock Options that are not vested as of such event will be relinquished.

     (ii) Termination for Cause. If a Participant's employment with the Company or any of its subsidiaries ends due to a Termination for Cause then, unless the Committee in its discretion determines otherwise, all Outstanding Stock Options, whether or not then vested, shall terminate effective as of the date of such termination.

     (iii) Maximum Exercise Period. Anything in this Section 2.3(c) to the contrary notwithstanding, no Stock Option shall be exercisable after the earlier to occur of (A) the expiration of the option period set forth in the applicable Agreement or (B) the tenth anniversary of the Date of Grant thereof.

     (iv) Minimum Exercise Period. With respect to a termination described in
  Section 2.3(c)(i)(A) only, the Committee may establish a shorter exercise period for Incentive Stock Options of not less than three months following the date of termination.

     (v) Exercise Periods following Termination of Employment. For the purposes of determining the dates on which Stock Options may be exercised following a termination of employment or retirement, death or permanent disability, the day following the date of termination of employment or retirement, death or permanent disability shall be the first day of the exercise period and the Stock Options may be exercised up to and including the last business day falling within the exercise period. Thus, if the last day of the exercise period is not a business day, then the last date the Stock Options may be exercised is the last business day preceding the end of the exercise period.

Section 2.4 Payment of Purchase Price Upon Exercise.

   Every share purchased through the exercise of a Stock Option shall be paid for in full at the time of exercise in cash or, in the discretion of the Committee, in shares of Class B Common Stock (provided that such shares of Class B Common Stock have been held for at least six months by the Participant) or other securities of the Company designated by the Committee, in a combination of cash, shares or such other securities or in any other form of valid consideration that is acceptable to the Committee in its sole discretion.

Section 2.5 Stock Appreciation Rights.

   The Committee may grant Stock Appreciation Rights only in tandem with a Stock Option, either at the time of Grant or by amendment at any time prior to the exercise, expiration or termination of such Stock Option. Each Stock Appreciation Right shall be subject to the same terms and conditions as the related Stock Option and shall be exercisable only at such times and to such extent as the related Stock Option is exercisable. A Stock

Appreciation Right shall entitle the holder to surrender to the Company the related Stock Option unexercised and receive from the Company in exchange therefor an amount equal to the excess of the Fair Market Value of the shares of Class B Common Stock subject to such Stock Option, determined as of the day preceding the surrender of such Stock Option, over the Stock Option aggregate exercise price. Such amount shall be paid in cash or, in the discretion of the Committee, in shares of Class B Common Stock or other securities of the Company designated by the Committee or in a combination of cash, shares or such other securities.

                                  ARTICLE III

Provisions Applicable to Restricted Shares

Section 3.1 Grants of Restricted Shares.

   The Committee may from time to time grant to eligible employees Restricted Shares on the terms and conditions set forth in the Plan and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan, as the Committee, in its discretion, may from time to time determine. Each Agreement covering a Grant of Restricted Shares shall specify the number of Restricted Shares granted, the Date of Grant, the price, if any, to be paid by the Participant for such Restricted Shares and the vesting schedule (as provided for in Section 3.2 hereof) for such Restricted Shares, including any applicable performance goal requirements.

Section 3.2 Vesting.

   The Committee shall establish the vesting schedule applicable to Restricted Shares granted hereunder, which vesting schedule shall specify the period of time, the increments in which a Participant shall vest in the Grant of Restricted Shares and any applicable performance goal requirements, subject to any restrictions that the Committee shall determine and specify in the applicable Agreement.

Section 3.3 Rights and Restrictions Governing Restricted Shares.

   As of the Date of Grant of Restricted Shares, one or more certificates representing the appropriate number of shares of Class B Common Stock granted to a Participant shall be registered in his name but shall be held by the Company for the account of the Participant. The Participant shall have all rights of a holder as to such shares of Class B Common Stock (including, to the extent applicable, the right to receive dividends and to vote), subject to the following restrictions: (a) the Participant shall not be entitled to delivery of certificates representing such shares of Class B Common Stock until such shares have vested; (b) none of the Restricted Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of until such shares have vested; and (c) except as otherwise provided in Section 3.6 below, all unvested Restricted Shares shall be immediately forfeited upon a Participant's termination of employment with the Company or any subsidiary for any reason or the Participant's death, Retirement or Permanent Disability.

Section 3.4 Adjustment with Respect to Restricted Shares.

   Any other provision of the Plan to the contrary notwithstanding, the Committee may, in its discretion, at any time accelerate the date or dates on which Restricted Shares vest. The Committee may, in its sole discretion, remove any and all restrictions on such Restricted Shares whenever it may determine that, by reason of changes in applicable law, the rules of any stock exchange on which the Class B Common Stock is listed or other changes in circumstances arising after the Date of Grant, such action is appropriate.

Section 3.5 Delivery of Restricted Shares.

   On the date on which Restricted Shares vest, all restrictions contained in the Agreement covering such Restricted Shares and in the Plan shall lapse as to such Restricted Shares. One or more stock certificates for the appropriate number of shares of Class B Common Stock, free of the restrictions set forth in the Plan and applicable Agreement, shall be delivered to the Participant or such shares shall be credited to a brokerage account if the Participant so directs; provided, however, that such certificates shall bear such legends as the Committee, in its sole discretion, may determine to be necessary or advisable in order to comply with applicable federal or state securities laws.

Section 3.6 Termination of Employment, Retirement, Death or Permanent
Disability.

   In the event that (i) the Participant's employment with the Company or any of its subsidiaries ends by reason of voluntary termination by the Participant, termination by the Company or any of its subsidiaries other than for Cause, termination by the Company or any of its subsidiaries for Cause or the Participant's Retirement, or (ii) the Participant's death or Permanent Disability occurs, prior to the date or dates on which Restricted Shares vest, the Participant shall forfeit all unvested Restricted Shares as of the date of such event, unless, other than in the case of a termination by the Company or its subsidiaries for Cause, the Committee determines that the circumstances in the particular case so warrant and provides that some or all of such Participant's unvested Restricted Shares shall vest as of the date of such event, in which case certificates representing such shares shall be delivered, in accordance with Section 3.5 above, to the Participant or in the case of the Participant's death, to the person or persons who acquired the right to receive such certificates by will or the laws of descent and distribution.

                                  ARTICLE IV

Provisions Applicable to Restricted Share Units

Section 4.1 Grants of Restricted Share Units.

   The Committee may from time to time grant Restricted Share Units on the terms and conditions set forth in the Plan and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan as the Committee, in its discretion, may from time to time determine. Each Restricted Share Unit awarded to a Participant shall correspond to one share of Class B Common Stock. Each Agreement covering a Grant of Restricted Share Units shall specify the number of Restricted Share Units granted and the vesting schedule (as provided for in Section 4.2 hereof) for such Restricted Share Units, including any applicable performance goal requirements.

Section 4.2 Vesting.

   The Committee shall establish the vesting schedule applicable to Restricted Share Units granted hereunder, which vesting schedule shall specify the period of time, the increments in which a Participant shall vest in the Grant of Restricted Share Units and any applicable performance goal requirements, subject to any restrictions that the Committee shall determine and specify in the applicable Agreement.

Section 4.3 Adjustment with Respect to Restricted Share Units.

   Any other provision of the Plan to the contrary notwithstanding, the Committee may, in its discretion, at any time accelerate the date or dates on which Restricted Share Units vest.

Section 4.4 Settlement of Restricted Share Units.

   On the date on which Restricted Share Units vest, all restrictions contained in the Agreement covering such Restricted Share Units and in the Plan shall lapse as to such Restricted Share Units and the Restricted Stock Units will be payable, at the discretion of the Committee, in Class B Common Stock, in cash equal to the Fair Market Value of the shares subject to such Restricted Share Units or in a combination of Class B Common Stock and cash. In the event the Restricted Share Units are paid in Class B Common Stock, one or more stock certificates for the appropriate number of shares of Class B Common Stock, free of the restrictions set forth in the Plan and applicable Agreement, shall be delivered to the Participant or such shares shall be credited to a brokerage account if the Participant so directs; provided, however, that such certificates shall bear such legends as the Committee, in its sole discretion, may determine to be necessary or advisable in order to comply with applicable federal or state securities laws.

Section 4.5 Termination of Employment, Retirement, Death or Permanent
Disability.

   In the event that (i) the Participant's employment with the Company or any of its subsidiaries ends by reason of voluntary termination by the Participant, termination by the Company or any of its subsidiaries other than for

Cause, termination by the Company or any of its subsidiaries for Cause or the Participant's Retirement, or (ii) the Participant's death or Permanent Disability occurs prior to the date or dates on which Restricted Share Units vest, the Participant shall forfeit all unvested Restricted Share Units as of the date of such event, unless, other than due to a Termination for Cause, the Committee determines that the circumstances in the particular case so warrant and provides that some or all of such Participant's unvested Restricted Share Units shall vest as of the date of such event, in which case, in the discretion of the Committee, either certificates representing shares of Class B Common Stock or a cash payment equal to the Fair Market Value of the shares of Class B Common Stock, shall be delivered in accordance with Section 4.4 above, to the Participant or in the case of the Participant's death, to the person or persons who acquired the right to receive such certificates by will or the laws of descent and distribution.

                                   ARTICLE V

Provisions Applicable to Phantom Shares

Section 5.1 Grants of Phantom Shares.

   The Committee may from time to time grant to eligible employees Phantom Shares, the value of which is determined by reference to a share of Class B Common Stock, on the terms and conditions set forth in the Plan and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan as the Committee, in its discretion, may from time to time determine. Each Agreement covering a Grant of Phantom Shares shall specify the number of Phantom Shares granted, the Initial Value of such Phantom Shares, the Valuation Dates, the number of Phantom Shares whose Appreciation Value shall be determined on each such Valuation Date, any applicable vesting schedule (as provided for in Section 5.3 hereof) for such Phantom Shares, and any applicable limitation on payment (as provided for in Section 5.4 hereof) for such Phantom Shares.

Section 5.2 Appreciation Value.

   (a) Valuation Dates; Measurement of Appreciation Value. The Committee shall provide in the Agreement for one or more Valuation Dates on which the Appreciation Value of the Phantom Shares granted pursuant to the Agreement shall be measured and fixed, and shall designate in the Agreement the number of such Phantom Shares whose Appreciation Value is to be calculated on each such Valuation Date. Unless otherwise determined by the Committee, each Valuation Date shall be December 15 and no Valuation Date shall occur later than the year in which the eighth (8th) anniversary of the Date of Grant occurs.

   (b) Payment of Appreciation Value. Except as otherwise provided in Section
5.5 hereof, and subject to the limitation contained in Section 5.4 hereof, the Appreciation Value of a Phantom Share shall be paid to a Participant in cash in a lump sum as soon as practicable following the Valuation Date applicable to such Phantom Share.

Section 5.3 Vesting.

   The Committee may, in its discretion, provide in the Agreement that Phantom Shares granted thereunder shall vest (subject to such terms and conditions as the Committee may provide in the Agreement) over such period of time, from the Date of Grant, as may be specified in a vesting schedule contained therein.

Section 5.4 Limitation on Payment.

   The Committee may, in its discretion, establish and set forth in the Agreement a maximum dollar amount payable under the Plan for each Phantom Share granted pursuant to such Agreement.

Section 5.5 Termination of Employment, Retirement, Death or Permanent
Disability.

   (a) Termination Other Than for Cause, or due to Retirement, Death or Permanent Disability. Except as otherwise provided in this Section 5.5, if, before the occurrence of one or more Valuation Dates applicable to the Participant's Outstanding Phantom Shares, (i) the Participant's employment with the Company or any of its subsidiaries ends by reason of the voluntary termination by the Participant, the termination by the Company or any of its subsidiaries other than for Cause or the Participant's Retirement or (ii) the Participant's death or Permanent Disability occurs, then, unless the Committee, in its discretion, determines otherwise, the Appreciation Value of each Outstanding Phantom Share as to which the Participant's rights are vested as of the date of such event shall be the lesser of (x) the Appreciation Value of such Phantom Share calculated as of the date of such event or (y) the Appreciation Value of such Phantom Share calculated as of the originally scheduled Valuation Date applicable thereto. Unless the Committee, in its discretion, determines otherwise, the Appreciation Value so determined for each such vested Outstanding Phantom Share shall then be payable to the Participant following the originally scheduled Valuation Date applicable thereto in accordance with Section 5.2(b) hereof. Upon the occurrence of an event described in this Section 5.5(a), all rights with respect to Phantom Shares that are not vested as of such date will be relinquished.

   (b) Termination for Cause. If a Participant's employment with the Company or any of its subsidiaries ends due to a Termination for Cause, then, unless the Committee, in its discretion, determines otherwise, all Outstanding Phantom Shares, whether or not vested, and any and all rights to the payment of Appreciation Value with respect to such Outstanding Phantom Shares shall be forfeited effective as of the date of such termination.

                                  ARTICLE VI

Effect of Certain Corporate Changes

   In the event of a merger, consolidation, stock-split, dividend, distribution, combination, reclassification or recapitalization that changes the character or amount of the Class B Common Stock or any other changes in the corporate structure, equity securities or capital structure of the Company, the Committee shall make such adjustments to (i) the number and kind of securities subject to any Stock Options or Stock Appreciation Rights or the number and kind of Restricted Shares, Restricted Share Units or Phantom Shares granted to each Participant, (ii) the exercise price of any Outstanding Stock Options or Stock Appreciation Rights or the Initial Value of any Outstanding Phantom Shares, and (iii) the maximum number and kind of securities referred to in Section 1.5 and Section 1.6 of the Plan, in each case, as it deems appropriate. The Board may, in its sole discretion, also make such other adjustments as it deems appropriate in order to preserve the benefits or potential benefits intended to be made available hereunder. Such determinations shall be conclusive and binding for all purposes.

                                  ARTICLE VII

Miscellaneous

Section 7.1 No Rights to Grants or Continued Employment.

   Nothing in the Plan or in any Agreement, nor the grant of any Option, Phantom Share, Restricted Share, Restricted Share Unit, or Stock Appreciation Right, shall confer upon any individual any right to be employed by the Company or any subsidiary thereof, nor to be entitled to any remuneration or benefits not set forth in the Plan or such Agreement, including the right to receive any future Grants under the Plan or any other plan of the Company or any subsidiary thereof or interfere with or limit the right of the Company or any subsidiary thereof to modify the terms of or terminate such individual's employment at any time.

Section 7.2 Restriction on Transfer.

   The rights of a Participant with respect to Stock Options, Stock Appreciation Rights, Restricted Shares, Restricted Share Units or Phantom Shares shall not be transferable by the Participant to whom such Stock Options, Stock Appreciation Rights, Restricted Shares, Restricted Share Units or Phantom Shares are granted, except (i) by will or the laws of descent and distribution or (ii) with respect to Non-Qualified Stock Options, subject to the prior approval of the Committee, for transfers to members of the Participant's immediate family or trusts whose beneficiaries are members of the Participant's immediate family, in each case subject to the condition that the Committee shall be satisfied that such transfer is being made for estate and/or tax planning purposes without consideration being received therefor and subject to such other conditions as the Committee may impose.

Section 7.3 Taxes.

   The Company or a subsidiary thereof, as appropriate, shall have the right to deduct from all payments made under the Plan to a Participant or to a Participant's estate any federal, state, local or other taxes required by law to be withheld with respect to such payments. The Committee, in its discretion, may require, as a condition to the exercise of any Stock Option or Stock Appreciation Right or delivery of any certificate(s) for shares of Class B Common Stock, that an additional amount be paid in cash equal to the amount of any federal, state, local or other taxes owed as a result of such exercise. Any Participant who makes an election under Section 83(b) of the Code to have his receipt of shares of Restricted Stock taxed in accordance with such election must give notice to the Company of such election immediately upon making a valid election in accordance with the rules and regulations of the Code. Any such election must be made in accordance with the rules and regulations of the Code.

Section 7.4 Stockholder Rights.

   No Grant under the Plan shall entitle a Participant or a Participant's estate or permitted transferee to any rights of a holder of shares of Class B Common Stock of the Company, except as provided in Article III with respect to Restricted Shares or when and until share certificates are delivered upon exercise of a Stock Option or when and until share certificates are delivered in settlement of a Stock Appreciation Right or a Restricted Share Unit.

Section 7.5 No Restriction on Right of Company to Effect Corporate Changes.

   The Plan shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stock whose rights are superior to or affect the Class B Common Stock or the rights thereof or which are convertible into or exchangeable for Class B Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

Section 7.6 Source of Payments.

   The general funds of the Company shall be the sole source of cash settlements of Stock Appreciation Rights or Restricted Share Units under the Plan and payments of Appreciation Value and the Company shall not have any obligation to establish any separate fund or trust or other segregation of assets to provide for payments under the Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and a Participant or any other person. To the extent a person acquires any rights to receive payments hereunder from the Company, such rights shall be no greater than those of an unsecured creditor.

Section 7.7 Exercise Periods Following Termination of Employment.

   For the purposes of determining the dates on which Grants may be exercised following a termination of employment or following the Retirement, death or Permanent Disability of a Participant, the day following the date of such event shall be the first day of the exercise period and the Grant may be exercised up to and including the last business day falling within the exercise period. Thus, if the last day of the exercise period is not a business day, then the last date a Grant may be exercised is the last business day preceding the end of the exercise period.

Section 7.8 Breach of Agreements.

   The Committee may include in any Agreement a provision requiring the Participant to return gains (as defined by the Committee) realized on Grants made under the Plan in the event the Committee determines that a material breach of specified obligations under one or more written agreements between a Participant and the Company has occurred during the one year period after termination of the Participant's employment with the Company or a subsidiary.

                                 ARTICLE VIII

Amendment and Termination

   The Plan may be terminated and may be altered, amended, suspended or terminated at any time, in whole or in part, by the Board; provided, however, that no alteration or amendment will be effective without stockholder approval if such approval is required by law or under the rules of the New York Stock Exchange or other principal stock exchange on which the Class B Common Stock is listed. No termination or amendment of the Plan may, without the consent of the Participant to whom a grant has been made, adversely affect the rights of such Participant in the Stock Options, Stock Appreciation Rights, Restricted Shares, Restricted Share Units or Phantom Shares covered by such Grant. Unless previously terminated pursuant to this Article VIII, the Plan shall terminate on the fifth anniversary of the Effective Date (as defined below), and no further Grants may be awarded hereunder after such date.

                                  ARTICLE IX

Interpretation

Section 9.1 Governmental Regulations.

   The Plan, and all Grants hereunder, shall be subject to all applicable rules and regulations of governmental or other authorities.

Section 9.2 Headings.

   The headings of articles and sections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

Section 9.3 Governing Law.

   The Plan and all rights hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

                                   ARTICLE X

Effective Date and Stockholder Approval

   The Plan became effective upon its adoption by the Board on May 25, 2000, subject to approval by the stockholders of the Company.

                                                                      Exhibit B

                                  Viacom Inc.
                   1997 Long-Term Management Incentive Plan
                (as amended and restated through July 29, 1999,
           as further amended and restated through September 6, 1999
           and as further amended and restated through May 25, 2000)

                                   ARTICLE I

General

Section 1.1 Purpose.

   The purpose of the Viacom Inc. 1997 Long-Term Management Incentive Plan (the "Plan") is to benefit and advance the interests of Viacom Inc., a Delaware corporation (the "Company"), and its subsidiaries by rewarding certain key employees of the Company and its subsidiaries for their contributions to the financial success of the Company and thereby motivate them to continue to make such contributions in the future.

Section 1.2 Definitions.

   As used in the Plan, the following terms shall have the following meanings:

   (a) "Agreement" shall mean the written agreement governing a Grant under the Plan, in a form approved by the Committee, which shall contain terms and conditions not inconsistent with the Plan and which shall incorporate the Plan by reference.

   (b) "Appreciation Value" shall mean the excess, if any, of the Value of a Phantom Share on the applicable Valuation Date or date of termination of employment or of the Participant's death, Retirement or Permanent Disability (as described in Section 4.5(a) hereof), as the case may be, over the Initial Value of such Phantom Share.

   (c) "Beneficiary" or "Beneficiaries" shall mean the person(s) designated by the Participant pursuant to the provisions of the Agreement to receive payments pursuant to such Agreement upon the Participant's death. If no Beneficiary is so designated by the Participant or if no Beneficiary is living at the time such a payment is due pursuant to such Agreement, payments shall be made to the estate of the Participant. The Agreement shall provide the Participant with the right to change the designated Beneficiaries from time to time by written instrument executed by the Participant and filed with the Committee in accordance with such rules as may be specified by the Committee. No such written designation shall be effective unless received by the Committee prior to the date of death of the Participant.

   (d) "Board" shall mean the Board of Directors of the Company.

   (e) "Class B Common Stock" shall mean shares of Class B Common Stock, par value $0.01 per share, of the Company.

   (f) "Code" shall mean the Internal Revenue Code of 1986, as amended, including any successor law thereto.

   (g) "Committee" shall mean the Compensation Committee of the Board (or such other Committee as may be appointed by the Board) except that (i) the number of directors on the Committee shall be not less than two and (ii) each member of the Committee shall be a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act.

   (h) "Date of Grant" shall mean the date of the Grant of the Stock Options, Stock Appreciation Rights, Restricted Shares and/or Phantom Shares as set forth in the applicable Agreement.

   (i) "Effective Date" shall have the meaning set forth in Article IX.

   (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, including any successor law thereto.

   (k) "Fair Market Value" of a share of Class B Common Stock on a given date shall be the closing price of a share of Class B Common Stock on the New York Stock Exchange or such other national securities exchange as may be designated by the Committee, or, in the event that the Class B Common Stock is not listed for trading on a national securities exchange but is quoted on an automated quotation system, the average closing bid per share of the Class B Common Stock on such automated quotation system or, in the event that the Class B Common Stock is not quoted on any such system, the average of the closing bid prices per share of the Class B Common Stock as furnished by a professional marketmaker making a market in the Class B Common Stock designated by the Committee.

   (l) "Grant" shall mean a grant under the Plan which may consist of a grant of Stock Options, Stock Appreciation Rights, Restricted Shares or Phantom Shares or a combination of any of the above.

   (m) "Initial Value" shall mean the value of a Phantom Share as specified by the Committee as of the Date of Grant or the Value of a Phantom Share calculated as of the Date of Grant or such earlier date as the Committee may determine.

   (n) "Outstanding Phantom Share" shall mean a Phantom Share granted to a Participant for which the Valuation Date has not yet occurred.

   (o) "Outstanding Stock Option" shall mean a Stock Option granted to a Participant which has not yet been exercised and which has not yet expired in accordance with its terms.

   (p) "Participant" shall mean any employee who has met the eligibility requirements set forth in Section 1.4 hereof and to whom an outstanding Grant has been made under the Plan.

   (q) "Permanent Disability" shall have the same meaning as such term or a similar term has in the long-term disability policy maintained by the Company or a subsidiary thereof for the Participant and in effect on the date of the onset of the Participant's Permanent Disability, unless the Committee determines otherwise, in its discretion, and sets forth an alternative definition in the applicable Agreement.

   (r) "Phantom Share" shall mean a contractual right granted to a Participant pursuant to Article IV, to receive an amount equal to the Appreciation Value at such time, and subject to such terms and conditions, as are set forth in the Plan and the applicable Agreement.

   (s) "Restricted Share" shall mean a share of Class B Common Stock granted to a Participant pursuant to Article III, which is subject to the restrictions set forth in Section 3.3 hereof, and subject to such other terms and conditions as are set forth in the Plan and the applicable Agreement.

   (t) "Retirement" shall mean the resignation or termination of employment after attainment of an age and years of service required for payment of an immediate pension pursuant to the terms of any qualified retirement plan maintained by the Company or a subsidiary in which the Participant participates; provided, however, that no resignation or termination prior to a Participant's 60th birthday shall be deemed a retirement unless the Committee so determines in its sole discretion.

   (u) "Stock Appreciation Right" shall mean a contractual right granted to a Participant pursuant to Article II, to receive an amount determined in accordance with Section 2.5 of the Plan.

   (v) "Stock Option" shall mean a contractual right granted to a Participant pursuant to Article II, to purchase shares of Class B Common Stock at such time and price, and subject to such other terms and conditions, as are set forth in the Plan and the applicable Agreement. Stock Options may be "Incentive Stock Options" within the meaning of Section 422 of the Code or "Non-Qualified Stock Options" which do not meet the requirements of such Code section.

   (w) "Termination for Cause" shall mean a termination of employment with the Company or any of its subsidiaries which, as determined by the Committee, is by reason of (i) "cause" as such term or a similar term is defined in any employment agreement applicable to the Participant, or (ii) if there is no such employment agreement or if such employment agreement contains no such term, (x) dishonesty, conviction of a felony, or willful unauthorized disclosure of confidential information, (y) failure, neglect of or refusal by a Participant to substantially perform the duties of such Participant's employment, or (z) any other act or omission which is materially injurious to the financial condition or business reputation of the Company or any subsidiary thereof.

   (x) "Valuation Date" shall mean the date on which the Appreciation Value of a Phantom Share shall be measured and fixed in accordance with Section 4.2(a) hereof.

   (y) The "Value" of a Phantom Share shall be determined by reference to the "average Fair Market Value" of a share of Class B Common Stock. The "average Fair Market Value" on a given date of a share of Class B Common Stock shall be determined over the 30-day period ending on such date or such other period as the Committee may decide shall be applicable to a Grant of Phantom Shares, determined by dividing (i) by (ii), where (i) shall equal the sum of the Fair Market Values on each day that the Class B Common Stock was traded and a closing price was reported on such national securities exchange or on such automated quotation system or by such marketmaker, as the case may be, during such period, and (ii) shall equal the number of days on which the Class B Common Stock was traded and a closing price was reported on such national securities exchange or on such automated quotation system or by such marketmaker, as the case may be, during such period.

   (z) To "vest" a Stock Option, Stock Appreciation Right, Restricted Stock or Phantom Share held by a Participant shall mean, with respect to a Stock Option or Stock Appreciation Right, to render such Stock Option or Stock Appreciation Right exercisable, subject to the terms of the Plan, and, in the case of a Restricted Share or Phantom Share, to render such Restricted Share or Phantom Share nonforfeitable, except where, with respect to Stock Options, Stock Appreciation Rights and Phantom Shares, a Participant's employment ends because of a Termination for Cause.

Section 1.3 Administration of the Plan.

   The Plan shall be administered by the Committee which shall adopt such rules as it may deem appropriate in order to carry out the purpose of the Plan. All questions of interpretation, administration and application of the Plan shall be determined by a majority of the members of the Committee then in office, except that the Committee may authorize any one or more of its members, or any officer of the Company, to execute and deliver documents on behalf of the Committee. The determination of such majority shall be final and binding as to all matters relating to the Plan. The Committee shall have authority to select Participants from among the class of eligible persons specified in Section 1.4 below and to determine the number of Stock Options, Stock Appreciation Rights, Restricted Shares or Phantom Shares (or combination thereof) to be granted to each Participant. The Committee shall also have the authority to amend the terms of any outstanding Grant; provided, however, that no amendment shall impair the rights of the holder thereof.

Section 1.4 Eligible Persons.

   Grants may be awarded to any employee of the Company or any of its subsidiaries selected by the Committee.

Section 1.5 Class B Common Stock Subject to the Plan.

   The total aggregate number of shares of Class B Common Stock that may be distributed under the Plan (whether reserved for issuance upon grant of Stock Options or Stock Appreciation Rights or granted as Restricted

Shares) shall be 55,000,000, subject to adjustment pursuant to Article V hereof. The shares of Class B Common Stock shall be made available from authorized but unissued Class B Common Stock or from Class B Common Stock issued and held in the treasury of the Company. The delivery of shares of Class B Common Stock upon exercise of a Stock Option or Stock Appreciation Right in any manner and the vesting of Restricted Shares shall result in a decrease in the number of shares which thereafter may be issued for purposes of this Section 1.5, by the number of shares as to which the Stock Option or Stock Appreciation Right is exercised or by the number of Restricted Shares which vest. Shares of Class B Common Stock with respect to which Stock Options and Stock Appreciation Rights expire, are canceled without being exercised or are otherwise terminated or, in the case of Stock Appreciation Rights, are exercised for cash, may be regranted under the Plan. Restricted Shares that are forfeited for any reason shall not be deemed granted for purposes of this
Section 1.5 and may thereafter be regranted under the Plan.

Section 1.6 Limit on Grants to Participants.

   The maximum aggregate number of (i) shares of Class B Common Stock that may be distributed under the Plan (whether reserved for issuance upon grant of Stock Options or Stock Appreciation Rights or granted as Restricted Shares) and (ii) Phantom Shares that may be granted under the Plan to any Participant during the five-year period starting on the Effective Date of the Plan is 10,000,000.

Section 1.7 Agreements.

   Each Agreement (i) shall state the Date of Grant and the name of the Participant, (ii) shall specify the terms of the Grant, (iii) shall be signed by the Participant and a person designated by the Committee, (iv) shall incorporate the Plan by reference and (v) shall be delivered to the Participant. The Agreement shall contain such other terms and conditions as are required by the Plan and, in addition, such other terms not inconsistent with the Plan as the Committee may deem advisable.

                                  ARTICLE II

Provisions Applicable to Stock Options

Section 2.1 Grants of Stock Options.

   The Committee may from time to time grant to eligible employees Stock Options on the terms and conditions set forth in the Plan and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan, as the Committee, in its discretion, may from time to time determine. Each Agreement covering a Grant of Stock Options shall specify the number of Stock Options granted, the exercise price of such Stock Options, whether such Stock Options are Incentive Stock Options or Non-Qualified Stock Options and the period during which such Stock Options may be exercised.

Section 2.2 Exercise Price.

   The Committee shall establish the per share exercise price at the time any Stock Option is granted at such amount as the Committee shall determine, except that with respect to an Incentive Stock Option, such exercise price shall not be less than 100% of the Fair Market Value of a share of Class B Common Stock on the Date of Grant. The exercise price will be subject to adjustment in accordance with the provisions of Article V of the Plan.

Section 2.3 Exercise of Stock Options.

   (a) Exercisability. Stock Options shall be exercisable only to the extent the Participant is vested therein. A Participant shall vest in Stock Options over such time and in such increments as the Committee shall determine and specify in a vesting schedule set forth in the applicable Agreement. The Committee may, however, in its sole discretion, accelerate the time at which a Participant vests in his Stock Options.

   (b) Option Period. For each Stock Option granted, the Committee shall specify the period during which the Stock Option may be exercised; provided, however, that anything in the Plan or in the applicable Agreement to the contrary notwithstanding:

     (i) Latest Exercise Date. No Stock Option granted under the Plan shall be exercisable after the tenth anniversary of the Date of Grant thereof.

     (ii) Registration Restrictions. A Stock Option shall not be exercisable, no transfer of shares of Class B Common Stock shall be made to any Participant, and any attempt to exercise a Stock Option or to transfer any such shares shall be void and of no effect, unless and until (A) a registration statement under the Securities Act of 1933, as amended, has been duly filed and declared effective pertaining to the shares of Class B Common Stock subject to such Stock Option, and the shares of Class B Common Stock subject to such Stock Option have been duly qualified under applicable federal or state securities or blue sky laws or (B) the Committee, in its sole discretion, determines, or the Participant, upon the request of the Committee, provides an opinion of counsel satisfactory to the Committee, that such registration or qualification is not required as a result of the availability of an exemption from registration or qualification under such laws. Without limiting the foregoing, if at any time the Committee shall determine, in its sole discretion, that the listing, registration or qualification of the shares of Class B Common Stock subject to such Stock Option under any federal or state law or on any securities exchange or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, delivery or purchase of such shares pursuant to the exercise of a Stock Option, such Stock Option shall not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

   (c) Exercise in the Event of Termination of Employment, Retirement, Death or Permanent Disability.

     (i) Termination other than for Cause, Retirement, Death or Permanent Disability. Except as otherwise provided in this Section 2.3, in the event that (A) the Participant ceases to be an employee of the Company or any of its subsidiaries by reason of the voluntary termination by the Participant or the termination by the Company or any of its subsidiaries other than for Cause, his Outstanding Stock Options may be exercised to the extent then exercisable until the earlier of six months after the date of such termination (or such longer period as may be determined by the Committee, in its discretion) or the expiration of such Stock Options, (B) the Participant ceases to be an employee of the Company or any of its subsidiaries by reason of the Participant's Retirement, the Participant may exercise (x) his Outstanding Stock Options granted prior to August 1, 1999 to the extent exercisable on the date of Retirement until the earlier of six months after such date (or such longer period, not in excess of the second anniversary of the Date of Grant of such Stock Options, as may be determined by the Committee, in its discretion) or the expiration of such Stock Options, and (y) his Outstanding Stock Options granted effective as of August 1, 1999 or thereafter to the extent exercisable on the date of Retirement until the earlier of two years after such date or the expiration of such Stock Options, (C) a Participant dies during a period during which his Stock Options could have been exercised by him, his Outstanding Stock Options may be exercised to the extent exercisable at the date of death by the person who acquired the right to exercise such Stock Options by will or the laws of descent and distribution or permitted transfer until the earlier of one year after such death (or such longer period as may be determined by the Committee, in its discretion, prior to the expiration of such one-year period) or the expiration of such Stock Options, and (D) the Permanent Disability of the Participant occurs, his Outstanding Stock Options may be exercised to the extent exercisable upon date of the onset of such Permanent Disability until the earlier of one year after such date (or such longer period not in excess of two years after such date as may be determined by the Committee, in its discretion) or the expiration of such Stock Options. Upon the occurrence of an event described in clauses (A),
  (B), (C) or (D) of this Section 2.3(c)(i), all rights with respect to Stock Options that are not vested as of such event will be relinquished.

     (ii) Termination for Cause. If a Participant's employment with the Company or any of its subsidiaries ends because of a Termination for Cause, then unless the Committee, in its discretion, determines otherwise, all Outstanding Stock Options, whether or not then vested, shall terminate effective as of the date of such termination.

     (iii) Maximum Exercise Period. Anything in this Section 2.3 to the contrary notwithstanding, no Stock Option shall be exercisable after the earlier to occur of (A) the expiration of the option period set forth in the applicable Agreement or (B) the tenth anniversary of the Date of Grant thereof.

Section 2.4 Payment of Purchase Price Upon Exercise.

   Every share purchased through the exercise of a Stock Option shall be paid for in full at the time of exercise in cash or, in the discretion of the Committee, in shares of Class B Common Stock or other securities of the Company designated by the Committee or in a combination of cash, shares or such other securities.

Section 2.5 Stock Appreciation Rights.

   The Committee may grant Stock Appreciation Rights only in tandem with a Stock Option, either at the time of Grant or by amendment at any time prior to the exercise, expiration or termination of such Stock Option. Each Stock Appreciation Right shall be subject to the same terms and conditions as the related Stock Option and shall be exercisable only at such times and to such extent as the related Stock Option is exercisable. A Stock Appreciation Right shall entitle the holder to surrender to the Company the related Stock Option unexercised and receive from the Company in exchange therefor an amount equal to the excess of the Fair Market Value of the shares of Class B Common Stock subject to such Stock Option, determined as of the day preceding the surrender of such Stock Option, over the Stock Option aggregate exercise price. Such amount shall be paid in cash or, in the discretion of the Committee, in shares of Class B Common Stock or other securities of the Company designated by the Committee or in a combination of cash, shares or such other securities.

                                  ARTICLE III

Provisions Applicable to Restricted Shares

Section 3.1 Grants of Restricted Shares.

   The Committee may from time to time grant to eligible employees Restricted Shares on the terms and conditions set forth in the Plan and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan, as the Committee, in its discretion, may from time to time determine. Each Agreement covering a Grant of Restricted Shares shall specify the number of Restricted Shares granted and the vesting schedule (as provided for in Section 3.2 hereof) for such Restricted Shares.

Section 3.2 Vesting.

   The Committee shall establish the vesting schedule applicable to Restricted Shares granted hereunder, which vesting schedule shall specify the period of time and the increments in which a Participant shall vest in the Grant of Restricted Shares.

Section 3.3 Rights and Restrictions Governing Restricted Shares.

   As of the Date of Grant of Restricted Shares, one or more certificates representing the appropriate number of shares of Class B Common Stock granted to a Participant shall be registered in his name but shall be held by the Company for the account of the Participant. The Participant shall have all rights of a holder as to such shares of Class B Common Stock (including, to the extent applicable, the right to receive dividends and to vote), subject to the following restrictions: (a) the Participant shall not be entitled to delivery of certificates representing such shares of Class B Common Stock until such shares have vested; (b) none of the Restricted Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of until such shares have vested; and (c) except as otherwise provided in Section 3.6 below, all unvested Restricted Shares shall be immediately forfeited upon a Participant's termination of employment with the Company for any reason or the Participant's death, Retirement or Permanent Disability.

Section 3.4 Adjustment with Respect to Restricted Shares.

   Any other provision of the Plan to the contrary notwithstanding, the Committee may, in its discretion, at any time accelerate the date or dates on which Restricted Shares vest.

Section 3.5 Delivery of Restricted Shares.

   On the date on which Restricted Shares vest, all restrictions contained in the Agreement covering such Restricted Shares and in the Plan shall lapse as to such Restricted Shares and one or more stock certificates for the appropriate number of shares of Class B Common Stock, free of the restrictions set forth in the Plan and applicable Agreement, shall be delivered to the Participant or such shares shall be credited to a brokerage account if the Participant so directs; provided, however, that such certificates shall bear such legends as the Committee, in its sole discretion, may determine to be necessary or advisable in order to comply with applicable Federal or state securities laws.

Section 3.6 Termination of Employment, Retirement, Death or Permanent
Disability.

   In the event that (i) the Participant's employment with the Company or any of its subsidiaries ends by reason of voluntary termination by the Participant, termination by the Company or any of its subsidiaries other than for Cause, termination by the Company or any of its subsidiaries for Cause or the Participant's Retirement, or (ii) the Participant's death or Permanent Disability, prior to the date or dates on which Restricted Shares vest, the Participant shall forfeit all unvested Restricted Shares as of the date of such event, unless, other than in the case of a termination by the Company or its subsidiaries for Cause, the Committee determines that the circumstances in the particular case so warrant and provides that some or all of such Participant's unvested Restricted Shares shall vest as of the date of such event, in which case certificates representing such shares shall be delivered, in accordance with Section 3.5 above, to the Participant or in the case of the Participant's death, to the person or persons who acquired the right to receive such certificates by will or the laws of descent and distribution.

                                  ARTICLE IV

Provisions Applicable to Phantom Shares

Section 4.1 Grants of Phantom Shares.

   The Committee may from time to time grant to eligible employees Phantom Shares, the value of which is determined by reference to a share of Class B Common Stock, on the terms and conditions set forth in the Plan and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan as the Committee, in its discretion, may from time to time determine. Each Agreement covering a Grant of Phantom Shares shall specify the number of Phantom Shares granted, the Initial Value of such Phantom Shares, the Valuation Dates, the number of Phantom Shares whose Appreciation Value shall be determined on each such Valuation Date, any applicable vesting schedule (as provided for in Section 4.3 hereof) for such Phantom Shares, and any applicable limitation on payment (as provided for in Section 4.4 hereof) for such Phantom Shares.

Section 4.2 Appreciation Value.

   (a) Valuation Dates; Measurement of Appreciation Value. The Committee shall provide in the Agreement for one or more Valuation Dates on which the Appreciation Value of the Phantom Shares granted pursuant to the Agreement shall be measured and fixed, and shall designate in the Agreement the number of such Phantom Shares whose Appreciation Value is to be calculated on each such Valuation Date. Unless otherwise determined by the Committee, each Valuation Date shall be December 15 and no Valuation Date shall occur later than the year in which the eighth (8th) anniversary of the Date of Grant occurs.

   (b) Payment of Appreciation Value. Except as otherwise provided in Section
4.5 hereof, and subject to the limitation contained in Section 4.4 hereof, the Appreciation Value of a Phantom Share shall be paid to a Participant in cash in a lump sum as soon as practicable following the Valuation Date applicable to such Phantom Share.

Section 4.3 Vesting.

   The Committee may, in its discretion, provide in the Agreement that Phantom Shares granted thereunder shall vest (subject to such terms and conditions as the Committee may provide in the Agreement) over such period of time, not in excess of five years from the Date of Grant, as may be specified in a vesting schedule contained therein.

Section 4.4 Limitation on Payment.

   The Committee may, in its discretion, establish and set forth in the Agreement a maximum dollar amount payable under the Plan for each Phantom Share granted pursuant to such Agreement.

Section 4.5 Termination of Employment, Death, Retirement or Permanent
Disability.

   (a) Voluntary Termination, Termination by the Company Other Than for Cause, Death, Retirement or Permanent Disability. Except as otherwise provided in this Section 4.5, if, before the occurrence of one or more Valuation Dates applicable to the Participant's Outstanding Phantom Shares, (i) the Participant's employment with the Company or any of its subsidiaries ends by reason of the voluntary termination by the Participant, the termination by the Company or any of its subsidiaries other than for Cause or the Participant's Retirement or (ii) the Participant's death or Permanent Disability occurs, then, unless the Committee, in its discretion, determines otherwise, the Appreciation Value of each Outstanding Phantom Share as to which the Participant's rights are vested as of the date of such event shall be the lesser of (x) the Appreciation Value of such Phantom Share calculated as of the date of such event or (y) the Appreciation Value of such Phantom Share calculated as of the originally scheduled Valuation Date applicable thereto. Unless the Committee, in its discretion, determines otherwise, the Appreciation Value so determined for each such vested Outstanding Phantom Share shall then be payable to the Participant or the Participant's Beneficiary following the originally scheduled Valuation Date applicable thereto in accordance with Section 4.2(b) hereof. Upon the occurrence of an event described in this Section 4.5(a), all rights with respect to Phantom Shares that are not vested as of such date will be relinquished.

   (b) Termination for Cause. If a Participant's employment with the Company or any of its subsidiaries ends because of a Termination for Cause, then, unless the Committee, in its discretion, determines otherwise, all Outstanding Phantom Shares, whether or not vested, and any and all rights to the payment of Appreciation Value with respect to such Outstanding Phantom Shares shall be forfeited effective as of the date of such termination.

                                   ARTICLE V

Effect of Certain Corporate Changes

   In the event of a merger, consolidation, stock split, dividend, distribution, combination, reclassification or recapitalization that changes the character or amount of the Class B Common Stock, the Committee shall make such adjustments to the number of shares of Class B Common Stock subject to any Stock Options or Stock Appreciation Rights or the number of Restricted Shares or Phantom Shares granted to each Participant, the exercise price of any Outstanding Stock Options or Stock Appreciation Rights or the Initial Value of any Outstanding Phantom Shares, and the maximum number of shares of Class B Common Stock referred to in Section 1.5 and Section 1.6 of the Plan, in each case, as it deems appropriate. Such determinations shall be conclusive and binding for all purposes.

                                  ARTICLE VI

Miscellaneous

Section 6.1 No Rights to Grants or Continued Employment.

   No employee shall have any claim or right to receive Grants under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained by the Company or any of its subsidiaries.

Section 6.2 Restriction on Transfer.

   The rights of a Participant with respect to Stock Options, Stock Appreciation Rights, Restricted Shares or Phantom Shares shall not be transferable by the Participant to whom such Stock Options, Stock Appreciation Rights, Restricted Shares or Phantom Shares are granted, except (i) by will or the laws of descent and distribution or (ii) with respect to Non-Qualified Stock Options, subject to the prior approval of the Committee, for transfers to members of the Participant's immediate family or trusts whose beneficiaries are members of the Participant's immediate family, in each case subject to the condition that the Committee shall be satisfied that such transfer is being made for estate and/or tax planning purposes without consideration being received therefor and subject to such other conditions as the Committee may impose.

Section 6.3 Tax Withholding.

   The Company or a subsidiary thereof, as appropriate, shall have the right to deduct from all payments made under the Plan to a Participant or to a Participant's Beneficiary any federal, state or local taxes required by law to be withheld with respect to such payments. The Committee, in its discretion, may require, as a condition to the exercise of any Stock Option or Stock Appreciation Right, that an additional amount be paid in cash equal to the amount of any federal, state or local taxes owed as a result of such exercise.

Section 6.4 Stockholder Rights.

   No Grant under the Plan shall entitle a Participant or Beneficiary or permitted transferee to any rights of a holder of shares of common stock of the Company, except as provided in Article III with respect to Restricted Shares or when and until share certificates are delivered upon exercise of a Stock Option or when and until share certificates are delivered in settlement of a Stock Appreciation Right.

Section 6.5 No Restriction on Right of Company to Effect Corporate Changes.

   The Plan shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stock whose rights are superior to or affect the Class B Common Stock or the rights thereof or which are convertible into or exchangeable for Class B Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

Section 6.6 Source of Payments.

   The general funds of the Company shall be the sole source of cash settlements of Stock Appreciation Rights under the Plan and payments of Appreciation Value, and the Company shall not have any obligation to establish any separate fund or trust or other segregation of assets to provide for payments under the Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and a Participant or any other person. To the extent any person acquires any rights to receive payments hereunder from the Company, such rights shall be no greater than those of an unsecured creditor.

                                  ARTICLE VII

Amendment and Termination

   The Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that any amendment which must be approved by the stockholders of the Company in order to maintain the continued qualification of the Plan under Rule 16b-3 under the Exchange Act shall not be effective unless and until such stockholder approval has been obtained in compliance with such rule. No termination or amendment of the Plan may, without the consent of the Participant to whom a grant has been made, adversely affect the rights of such Participant in the Stock Options, Stock Appreciation Rights, Restricted Shares or Phantom Shares covered by such Grant. Unless previously terminated pursuant to this Article VII, the Plan shall terminate on the fifth anniversary of the Effective Date (as defined below), and no further Grants may be awarded hereunder after such date.

                                 ARTICLE VIII

Interpretation

Section 8.1 Governmental Regulations.

   The Plan, and all Grants hereunder, shall be subject to all applicable rules and regulations of governmental or other authorities.

Section 8.2 Headings.

   The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

Section 8.3 Governing Law.

   The Plan and all rights hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

                                  ARTICLE IX

Effective Date and Stockholder Approval

   The Plan became effective as of March 27, 1997 (the "Effective Date"). The first amendment and restatement thereof became effective as of July 29, 1999. The second amendment and restatement thereof became effective as of September 6, 1999. The third amendment and restatement thereof became effective as of May 25, 2000; provided, however, that it shall be a condition to the effectiveness of the increase in the number of shares of Class B Common Stock authorized to be issued under the Plan from 50,000,000 to 55,000,000 reflected in the third amendment and restatement of the Plan that a majority of the stockholders of the Company consent to such increase on or before June 29, 2000. In the event that such stockholder approval is not obtained on or before such date, the increase in the number of shares of Class B Common Stock authorized to be issued under the Plan from 50,000,000 to 55,000,000 reflected in the third amendment and restatement of the Plan shall be void ab initio and of no effect.

                                                                      Exhibit C

                                  Viacom Inc.
                               Senior Executive
                           Short-Term Incentive Plan
               (as amended and restated through March 27, 1996,
            as further amended and restated through March 18, 1999
           and as further amended and restated through May 25, 2000)

                                   ARTICLE I

General

Section 1.1 Purpose.

   The purpose of the Viacom Inc. Senior Executive Short-Term Incentive Plan (the "Plan") is to benefit and advance the interests of Viacom Inc., a Delaware corporation (the "Company"), by rewarding selected senior executive officers of the Company and its subsidiaries for their contributions to the Company's financial success and thereby motivate them to continue to make such contributions in the future by granting annual performance-based awards ("Awards").

Section 1.2 Administration of the Plan.

   The Plan shall be administered by a committee ("Committee") which shall adopt such rules as it may deem appropriate in order to carry out the purpose of the Plan. The Committee shall be the Compensation Committee of the Company's Board of Directors ("Board") (or such other Committee as may be appointed by the Board) except that (i) the number of directors on the Committee shall not be less than two (2) and (ii) each member of the Committee shall be an "outside director" within the meaning of Section 162(m)(4) of the Internal Revenue Code of 1986, as amended (the "Code"). All questions of interpretation, administration and application of the Plan shall be determined by a majority of the members of the Committee then in office, except that the Committee may authorize any one or more of its members, or any officer of the Company, to execute and deliver documents on behalf of the Committee. The determination of such majority shall be final and binding in all matters relating to the Plan. The Committee shall have authority to determine the terms and conditions of the Awards granted to eligible persons specified in
Section 1.3 below ("Participants").

Section 1.3 Eligible Persons.

   Awards may be granted only to employees of the Company or one of its subsidiaries who are at the level of Senior Vice President of the Company or at a more senior level and the Vice President, Controller and the Vice President, Treasurer. An individual shall not be deemed an employee for purposes of the Plan unless such individual receives compensation from either the Company or one of its subsidiaries for services performed as an employee of the Company or any of its subsidiaries.

                                  ARTICLE II

Awards

Section 2.1 Awards.

   The Committee may grant Awards to eligible employees with respect to each fiscal year of the Company, subject to the terms and conditions set forth in the Plan.

Section 2.2 Terms of Awards.

   Prior to the end of the first quarter of each fiscal year of the Company or, in the case of the performance period commencing with the merger of CBS Corporation into the Company, before 25% of such period has elapsed, the Committee shall establish (i) performance goals and objectives ("Performance Targets") for the Company and the subsidiaries and divisions thereof for such period ("Performance Period") and (ii) target awards ("Target Awards") for each Participant which shall be a percentage of the Participant's salary (as defined in Section 2.3 below). Such Performance Targets shall relate to the achievement of financial goals based on the attainment of specified levels of Operating Income and/or Net Earnings (as such terms are defined below) for the Company and the subsidiaries and divisions thereof. For purposes of the Plan, "Operating Income" shall mean revenues less operating expenses (other than depreciation, amortization and non-recurring charges) and "Net Earnings" shall mean earnings from continuing operations.

Section 2.3 Limitation on Awards.

   The aggregate amount of all Awards to any Participant for any Performance Period shall not exceed the amount determined by multiplying such Participant's Salary by a factor of eight (8). For purposes of the Plan, "Salary" shall mean (a) for any Participant hired on or before May 25, 2000, the sum of (i) the base salary of the Participant on May 25, 2000, and (ii) an amount equal to the annual rate of any compensation for such year deferred pursuant to the Participant's employment agreement as in effect on May 25, 2000 until no earlier than the year after the Participant ceases to be an executive officer of the Company; and (b) for any Participant hired after May 25, 2000, the sum of (x) such Participant's base salary on the date of hire, and (y) an amount equal to the annual rate of any compensation for the year of hire deferred pursuant to such Participant's employment agreement as in effect on his date of hire until no earlier than the year after the Participant ceases to be an executive officer of the Company; provided, that the Salary for this purpose of a Participant hired after May 25, 2000 shall not exceed
1.5 times the highest Salary on May 25, 2000 for any Participant determined pursuant to clause (a) of this Section 2.3.

Section 2.4 Determination of Award.

   The Committee shall, promptly after the date on which the necessary financial or other information for a particular Performance Period becomes available, certify whether the Performance Targets have been achieved in the manner required by Section 162(m) of the Code. If the Performance Targets have been achieved, the Awards for such Performance Period shall have been earned except that the Committee may, in its sole discretion, reduce the amount of any Award to reflect the Committee's assessment of the Participant's individual performance or for any other reason. Subject to Section 2.5, such Awards shall become payable in cash as promptly as practicable thereafter.

Section 2.5 Employment Requirement.

   To be eligible to receive payment of an Award, the Participant must have remained in the continuous employ of the Company or its subsidiaries through the end of the applicable Performance Period. If the Company or any subsidiary terminates a Participant's employment other than for "cause" or a Participant becomes "permanently disabled" (in each case, as determined by the Committee in its sole discretion) or a Participant dies during a Performance Period, such Participant or his estate shall be awarded, unless his employment agreement provides otherwise, a pro rata portion of the amount of the Award for such Performance Period except that the Committee may, in its sole discretion, reduce the amount of such Award to reflect the Committee's assessment of such Participant's individual performance prior to the termination of such Participant's employment, such Participant's becoming permanently disabled or such Participant's death, as the case may be, or for any other reason.

                                  ARTICLE III

Adjustment of Awards

   In the event that, during a Performance Period, any recapitalization, reorganization, merger, acquisition, divestiture, consolidation, spin-off, combination, liquidation, dissolution, sale of assets, or other similar corporate transaction or event, or any extraordinary event, or any other event which distorts the applicable performance criteria occurs involving the Company or a subsidiary or division thereof, the Committee shall adjust or modify, as determined by the Committee in its sole and absolute discretion, the calculation of Operating Income and/or Net Earnings, or the applicable Performance Targets, to the extent necessary to prevent reduction or enlargement of Participants' Awards under the Plan for such Performance Period attributable to such transaction or event. Such adjustments shall be conclusive and binding for all purposes.

                                  ARTICLE IV

Miscellaneous

Section 4.1 No Rights to Awards or Continued Employment.

   No employee shall have any claim or right to receive Awards under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained by the Company or any of its subsidiaries.

Section 4.2 Restriction on Transfer.

   The rights of a Participant with respect to Awards under the Plan shall not be transferable by the Participant to whom such Award is granted, otherwise than by will or the laws of descent and distribution.

Section 4.3 Tax Withholding.

   The Company or a subsidiary thereof, as appropriate, shall have the right to deduct from all payments made under the Plan to a Participant or to a Participant's beneficiary or beneficiaries any federal, state or local taxes required by law to be withheld with respect to such payments.

Section 4.4 No Restriction on Right of Company to Effect Changes.

   The Plan shall not affect in any way the right or power of the Company or its stockholders to make or authorize any recapitalization, reorganization, merger, acquisition, divestiture, consolidation, spin-off, combination, liquidation, dissolution, sale of assets, or other similar corporate transaction or event involving the Company or a subsidiary thereof or any other event or series of events, whether of a similar character or otherwise.

Section 4.5 Source of Payments.

   The Company shall not have any obligation to establish any separate fund or trust or other segregation of assets to provide for payments under the Plan. To the extent any person acquires any rights to receive payments hereunder from the Company, such rights shall be no greater than those of an unsecured creditor.

Section 4.6 Amendment and Termination.

   The Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part. No termination or amendment of the Plan may, without the consent of the Participant to whom an Award has been made, adversely affect the rights of such Participant in such Award.

Section 4.7 Governmental Regulations.

   The Plan, and all Awards hereunder, shall be subject to all applicable rules and regulations of governmental or other authorities.

Section 4.8 Headings.

   The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

Section 4.9 Governing Law.

   The Plan and all rights and Awards hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

Section 4.10 Effective Date.

   The Plan became effective as of January 1, 1994. The first amendment and restatement thereof became effective as of March 27, 1996. The second amendment and restatement became effective as of March 18, 1999. The third amendment and restatement thereof became effective as of May 25, 2000; provided, however, that it shall be a condition to the effectiveness of the third amendment and restatement of the Plan, that the stockholders of the Company approve the third amendment and restatement of the Plan at the 2000 Annual Meeting of Stockholders. Such approval shall meet the requirements of
Section 162(m) of the Code and the regulations thereunder. If such approval is not obtained, then the third amendment and restatement of the Plan shall not be effective.

                                                                      Exhibit D

                                  Viacom Inc.
                 2000 Stock Option Plan for Outside Directors

                                   ARTICLE I

General

Section 1.1 Purpose.

   The purpose of the Viacom Inc. 2000 Stock Option Plan for Outside Directors (the "Plan") is to benefit and advance the interests of Viacom Inc., a Delaware corporation (the "Company"), and its subsidiaries by obtaining and retaining the services of qualified persons who are not employees of the Company or National Amusements, Inc. or their subsidiaries to serve as directors and to induce them to make a maximum contribution to the success of the Company and its subsidiaries. The Plan replaces the Viacom Inc. Stock Option Plan for Outside Directors and the Viacom Inc. 1994 Stock Option Plan for Outside Directors (the "Predecessor Plans"). From and after the Effective Date of the Plan as provided in Article VI below, no further awards shall be made under the Predecessor Plans.

Section 1.2 Definitions.

   As used in the Plan, the following terms shall have the following meanings:

   (a) "Board" shall mean the Board of Directors of the Company.

   (b) "Class B Common Stock" shall mean the shares of Class B Common Stock, par value $0.01 per share, of the Company.

   (c) "Date of Grant" shall have the meaning set forth in Section 2.1.

   (d) "Effective Date" shall mean the effective date of the Plan provided for in Article VI below.

   (e) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, including any successor law thereto.

   (f) "Fair Market Value" of a share of Class B Common Stock on a given date shall be the closing price on such date on the New York Stock Exchange or other principal stock exchange on which the Class B Common Stock is then listed, as reported by the Fitch Group Daily Market Publications or, if there is no such report or the Company no longer subscribes to such publication, the 4:00 p.m. (New York time) closing price as reported by The Wall Street Journal (Northeast edition) or any other authoritative source selected by the Company.

   (g) "Outside Director" shall mean any member of the Board of Directors of the Company who is not an employee of the Company or National Amusements, Inc. or any of their respective subsidiaries or a member of the immediate family of a member of the Board who is an employee of any of such companies.

   (h) "Participant" shall mean any Outside Director to whom Stock Options have been granted under the Plan.

   (i) "Predecessor Plans" shall have the meaning set forth in Section 1.1 above.

   (j) "Stock Option" shall mean a contractual right granted to a Participant under the Plan to purchase shares of Class B Common Stock or other securities at such time and price, and subject to the terms and conditions, as are set forth in the Plan.

Section 1.3 Administration of the Plan.

   The Plan shall be administered by the members of the Board who are not Outside Directors. All questions of interpretation, administration and application of the Plan shall be determined by the Board. The Board may authorize any officer of the Company to execute and deliver a stock option certificate on behalf of the Company to a Participant.

Section 1.4 Eligible Persons.

   Stock Options shall be granted only to Outside Directors.

Section 1.5 Class B Common Stock Subject to the Plan.

   Subject to adjustment in accordance with the provisions of Article III hereof, the maximum number of shares of Class B Common Stock which may be issued under the Plan shall be 1,000,000 shares. The shares of Class B Common Stock shall be made available from authorized but unissued Class B Common Stock or from Class B Common Stock issued and held in the treasury of the Company. Exercise of Stock Options in any manner shall result in a decrease in the number of shares of Class B Common Stock which thereafter may be issued for purposes of this Section 1.5, by the number of shares as to which the Stock Options are exercised. Shares of Class B Common Stock with respect to which Stock Options expire or are cancelled without being exercised or are otherwise terminated, may be regranted under the Plan.

                                  ARTICLE II

Provisions Applicable to Stock Options

Section 2.1 Grants of Stock Options.

   Each person who becomes a director for the first time on or subsequent to the Effective Date and, at the time such person is first elected or appointed to the Board, is an Outside Director, shall be granted Stock Options to purchase 10,000 shares of Class B Common Stock, effective as of the date of such individual's election or appointment to the Board (the "Date of Grant" of such Stock Options), on the terms and conditions set forth in the Plan, at an option price per share equal to the Fair Market Value of a share of Class B Common Stock on the Date of Grant or, if the Date of the Grant is not a business day on which the Fair Market Value can be determined, on the last business day preceding the Date of Grant on which the Fair Market Value can be determined. On August 1, 2000 and each of the second through ninth anniversaries thereof (each, the "Date of Grant" of the respective Stock Options), each person who is an Outside Director on such date shall be granted additional Stock Options to purchase 3,000 shares of Class B Common Stock, on the terms and conditions set forth in the Plan, at an option price per share equal to the Fair Market Value of a share of Class B Common Stock on the Date of Grant or, if the Date of Grant is not a business day on which the Fair Market Value can be determined, on the last business day preceding the Date of Grant on which the Fair Market Value can be determined. All Stock Options granted under the Plan shall be "Non-Qualified Stock Options" which do not meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended. The terms and conditions of the Stock Options shall be set forth in an option certificate which shall be delivered to the Participant reasonably promptly following the Date of Grant of such Stock Options.

Section 2.2 Exercise of Stock Options.

   (a) Exercisability. Stock Options shall be exercisable only to the extent the Participant is vested therein. Each grant of Stock Options under the Plan shall vest on the first anniversary of the Date of Grant of such Stock Options provided that the holder of such Stock Options is a director of the Company on such date.

   (b) Option Period.

     (i) Latest Exercise Date. No Stock Option granted under the Plan shall be exercisable after the tenth anniversary of the Date of Grant thereof.

     (ii) Registration Restrictions. Any attempt to exercise a Stock Option or to transfer any shares issued upon exercise of a Stock Option by any Participants shall be void and of no effect, unless and until (A) a registration statement under the Securities Act of 1933, as amended, has been duly filed and declared effective pertaining to the shares of Class B Common Stock subject to such Stock Option, and the shares of Class B Common Stock subject to such Stock Option have been duly qualified under applicable federal or state securities or blue sky laws or (B) the Board, in its sole discretion, determines, or the Participant desiring to exercise such Stock Options, upon the request of the Board, provides an opinion of counsel satisfactory to the Board, that such registration or qualification is not required as a result of the availability of any exemption from registration or qualification under such laws. Without limiting the foregoing, if at any time the Board shall determine, in its sole discretion, that the listing, registration or qualification of the shares of Class B Common Stock under any federal or state law or on any securities exchange or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, delivery or purchase of such shares pursuant to the exercise of a Stock Option, such Stock Option shall not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

   (c) Exercise in the Event of Termination of Services.

     (i) Termination other than for Death or Disability. If the services of a Participant as a director of the Company terminate for any reason other than for death or disability, the Participant may exercise his or her Stock Options until the first anniversary of the date of such termination, but only to the extent such Stock Options were vested on the termination date. Upon a termination described in this Section 2.2(c)(i), the Participant shall relinquish all rights with respect to Stock Options that are not vested as of such termination date.

     (ii) Death. If a Participant dies while serving as a director, his or her Stock Options may be exercised until the first anniversary of the date of death, but only to the extent such Stock Options were vested on the date of death, by any person who acquired the right to exercise such Stock Options by will or the laws of descent and distribution. All rights with respect to Stock Options that are not vested as of the date of death will terminate on such date of death.

     (iii) Permanent Disability. If the services of Participant as a director of the Company terminate by reason of permanent disability, the Participant may exercise his or her Stock Options until the first anniversary of the date of such termination, but only to the extent such Stock Options were vested on the termination date. Upon a termination described in this
  Section 2.2(c)(iii), the Participant shall relinquish all rights with respect to Stock Options that are not vested as of such termination date.

   (d) Payment of Purchase Price Upon Exercise. Every share of Class B Common Stock purchased through the exercise of a Stock Option shall be paid for in full at the time of exercise in cash (e.g., personal bank check, certified check or official bank check). In addition, the Participants shall make an arrangement acceptable to the Company to pay to the Company an amount sufficient to satisfy the combined federal, state and local withholding tax obligations which arise in connection with exercise of such Stock Options.

                                  ARTICLE III

Effect of Certain Corporate Changes

   In the event of any merger, consolidation, stock-split, dividend, distribution, combination, recapitalization or reclassification that changes the character or amount of the Class B Common Stock or any other changes in the corporate structure, equity securities or capital structure of the Company, the Board shall make such proportionate adjustments to (i) the number and kind of securities subject to any Stock Options, (ii) the exercise price of any Stock Options, (iii) the number and kind of securities subject to the initial grants and the annual grants referred to in Section 2.1, and (iv) the maximum number and kind of securities referred to in Section 1.5 available for issuance under the Plan, in each case, as it deems appropriate. The Board may, in its sole discretion, also make such other adjustments as it deems appropriate in order to preserve, but not increase, the benefits or potential benefits intended to be made available hereunder upon the occurrence of any of the foregoing events. The Board's determination as to what, if any, adjustments shall be made shall be final and binding on the Company and all Participants.

                                  ARTICLE IV

Miscellaneous

Section 4.1 No Right to Re-election.

   Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any of its members for re-election by the Company's stockholders, nor confer upon any Participant the right to remain a member of the Board for any period of time, or at any particular rate of compensation.

Section 4.2 Restriction on Transfer.

   The rights of a Participant with respect to the Stock Options shall not be transferable by the Participant to whom such Stock Options are granted, except by will or the laws of descent and distribution.

Section 4.3 Stockholder Rights.

   No grant of Stock Options under the Plan shall entitle a Participant to any rights of a holder of shares of Class B Common Stock, except upon the delivery of share certificates to a Participant upon exercise of a Stock Option.

Section 4.4 No Restriction on Right of Company to Effect Corporate Changes.

   The Plan shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Class B Common Stock or the rights thereof or which are convertible into or exchangeable for Class B Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

Section 4.5 Exercise Periods Following Termination of Services.

   For the purposes of determining the dates on which Stock Options may be exercised following a termination of services or the death or disability of a Participant, the day following the date of such event shall be the first day of the exercise period and the Stock Options may be exercised up to and including the last business day falling within the exercise period. Thus, if the last day of the exercise period is not a business day, then the last date the Stock Options may be exercised is the last business day preceding the end of the exercise period.

Section 4.6 Headings.

   The headings of articles and sections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

Section 4.7 Governing Law.

   The Plan and all rights hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

                                   ARTICLE V

Amendment and Termination

   The Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part, including, without limitation, to amend the provisions for determining the amount of Stock Options to be issued to an Outside Director, provided, however, that any amendment which under the requirements of applicable law or under the rules of the New York Stock Exchange or other principal stock exchange on which the Class B Common Stock is then listed must be approved by the stockholders of the Company shall not be effective unless and until such stockholder approval has been obtained in compliance with such law or rule; and no termination, suspension, alteration or amendment of the Plan that would adversely affect a Participant's rights under the Plan with respect to any award of Stock Options made prior to such action shall be effective as to such Participant unless he or she consents thereto.

                                  ARTICLE VI

Effective Date and Stockholder Approval

   The Effective Date of the Plan shall be May 25, 2000 and stockholder approval shall be sought at the first annual meeting of stockholders following such date. In the event that stockholder approval is not obtained on or before the date of such annual meeting, the Plan and all grants hereunder shall be void ab initio and of no effect. No Stock Option shall be exercisable until the date of such stockholder approval. Unless earlier terminated in accordance with Article V above, the Plan shall terminate on the tenth anniversary of the Effective Date, and no further Stock Options may be granted hereunder after such date. Assuming the Plan is approved by the stockholders of the Company, no further awards shall be made under the Predecessor Plans after the Effective Date. Awards outstanding under the Predecessor Plans shall remain outstanding after the Effective Date subject to the terms thereof.

                                  VIACOM INC.

                                 1515 Broadway
                           New York, New York 10036

                           Annual Meeting Proxy Card
                           -------------------------

            The undersigned hereby appoints SUMNER M. REDSTONE, MEL KARMAZIN and
P MICHAEL D. FRICKLAS, and each of them, as proxies with full power of substitution, to represent and to vote on behalf of the undersigned all
R of the shares of Class A Common Stock or Series C Preferred Stock of Viacom Inc. which the undersigned is entitled to vote at the Annual
O Meeting of Stockholders to be held at the Loews Astor Plaza Theater, 1515 Broadway, New York, New York (the entrance is located on 44th
X Street, west of Broadway) at 10:30 a.m. on Thursday, June 29, 2000, and at any adjournments or postponements thereof, upon the matters set forth
Y on the reverse side as more fully described in the Notice of 2000 Annual Meeting and Proxy Statement.

            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF VIACOM INC. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.

            You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations.

            The proxies are directed to vote as specified on the reverse hereof and in their discretion on all other matters. The Board of Directors recommends a vote FOR Proposals (1) - (6). Unless otherwise specified, the vote represented by this proxy will be cast FOR Proposals (1) - (6).

        (Continued, and to be signed and dated on the reverse side.)

                                                         VIACOM INC.
                                                         P.O. Box 11033
                                                         New York, NY 10203-0033

1. Election of Directors         FOR all nominees        WITHHOLD AUTHORITY to vote             *EXCEPTIONS
                                 listed below            for all nominees listed below

Nominees: George S. Abrams, George H. Conrades, Philippe P. Dauman, Thomas E. Dooley, William H. Gray III, Mel Karmazin, Jan
Leschly, David T. McLaughlin, Ken Miller, Leslie Moonves, Brent D. Redstone, Shari Redstone, Sumner M. Redstone, Frederic V.
Salerno, William Schwartz, Ivan Seidenberg, Patty Stonesifer, Robert D. Walter (INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the "Exceptions" box and write name(s) of such nominee(s) in the space provided below.)

*Exceptions ____________________________________________________________________________________________________________________

2. Approval of the 2000 Long-Term Management Incentive Plan.

     FOR                   AGAINST                 ABSTAIN

3. Approval of the adoption of an amendment to the 1997 Long-Term Management Incentive Plan.

     FOR                   AGAINST                 ABSTAIN

4. Approval of the adoption of an amendment to the Senior Executive Short-Term Incentive Plan.

     FOR                   AGAINST                 ABSTAIN

5. Approval of the 2000 Stock Option Plan for Outside Directors.

     FOR                   AGAINST                 ABSTAIN

6. Appointment of PricewaterhouseCoopers to serve as independent accountants for Viacom Inc. until the
   2001 Annual Meeting of Stockholders.

     FOR                   AGAINST                 ABSTAIN

        IF YOU PLAN TO ATTEND THE ANNUAL MEETING,
        PLEASE CHECK THIS BOX AND AN ADMISSION
        TICKET WILL BE SENT TO YOU.

                Please sign exactly as your name(s) appear hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                DATED _________________________________________, 2000

                SIGNED ______________________________________________


(Please sign, date and return this proxy in the enclosed      Change of Address and/or       Votes MUST be indicated by      X
postage prepaid envelope.)                                    Comments, Mark Here            an (x) in Black or Blue Ink.